NUVEEN Exchange-Traded Funds

OCTOBER 31, 1997

Annual Report

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPI
Premium Income

NPM
Premium Income 2

NPT
Premium Income 4

Photo of: Man fishing.

Build Your Wealth Automatically


Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase
                                               (continued on inside back cover)

Blow-in copy:
BUILD A BETTER PORTFOLIO WITH NUVEEN
Your financial adviser can show you how you can combine this Nuveen fund with other Nuveen stock and bond investments to build a portfolio that will help you meet your short- and longer-term goals.

Together, you can craft an investment portfolio that provides the income you need today and is positioned for the growth you need for tomorrow, while simultaneously offering tax-efficiency and moderated overall risk.

Talk with your adviser about putting Nuveen's full family of funds and trusts to work for you.

NUVEEN INVESTMENTS CAN HELP
YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund (available February 1998)
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNI PREFFERED(R)
PRIVATE ASSET MANAGEMENT

For more information about any of these Nuveen products, including charges and expenses, call your financial adviser for a prospectus where available, or call Nuveen at (800) 621-7227. Please read it carefully before you invest.

Contents

  2   DEAR SHAREHOLDER
  4   ANSWERING YOUR QUESTIONS
  7   NPI PERFORMANCE OVERVIEW
  8   NPM PERFORMANCE OVERVIEW
  9   NPT PERFORMANCE OVERVIEW
 10   SHAREHOLDER MEETING REPORT
 11   INDEPENDENT AUDITOR'S REPORT
 12   PORTFOLIO OF INVESTMENTS
 42   STATEMENT OF NET ASSETS
 43   STATEMENT OF OPERATIONS
 44   STATEMENT OF CHANGES IN NET ASSETS
 45   NOTES TO FINANCIAL STATEMENTS
 50   FINANCIAL HIGHLIGHTS
 52   FUND INFORMATION

GHOSTED IMAGE OF: MAN FISHING.

Dear Shareholder

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to report to you on the performance of your Nuveen exchange-traded funds. Over the past 12 months, the funds have performed well, rewarding investors with dependable tax-free income and attractive returns.

Investors continued to enjoy solid dividend yields generated by each fund's portfolio of municipal bonds. As of October 31, 1997, new shareholders were receiving current market yields that ranged from 5.96% to 6.28%. To match these yields, investors in the 31% federal tax bracket would have had to earn at least 8.64% on taxable alternatives. Dividend stability continues to be a hallmark of the Nuveen exchange-traded funds, as the dividends for the three funds in this report were declared a total of 36 times over the past year with only one adjustment.

For the fiscal year ended October 31, 1997, the total return on net asset value of the funds ranged from 8.89% to 10.72%, providing taxable-equivalent returns of 11.79% to 13.55% for investors in the 31% federal income tax bracket. For shareholders in higher tax brackets, the tax-adjusted returns were even more attractive. You will find additional details on the individual performance of each fund on pages 7-9.

As the year draws to a close, it seems appropriate to take a moment to look back over what has been an exceptional time for the American economy, the financial markets--and the investors in those markets. 1997 has been distinguished by continued economic strength, the lowest unemployment rates in more than two decades, and progress on fiscal issues, including a reduction in the federal deficit. While much of investors' attention has remained focused on the stock market, the achievements of the bond market should not be overlooked. During 1997, the environment for bond performance was enhanced by a substantial decline in interest rates, reflecting investors' confidence that inflation can remain near its current annual rate of 2.2%, one of the lowest levels for the Consumer Price Index in 30 years.

The events of 1997 have also focused renewed attention on the need for diversification and asset allocation. Stock market volatility, especially in late October, provided a vivid illustration of the steadying effect that fixed income investments can provide in a well- constructed investment portfolio. Nuveen exchange-traded funds provide an excellent balance to other stock and bond investments, and their current yields make them very attractive.

You already know you can rely on Nuveen to provide the tax-advantaged investments you need to achieve your investment goals. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your portfolio of core investments, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds. We have also expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk to your financial adviser about ways to complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


TIMOTHY R. SCHWERTFEGER

Chairman of the Board
December 12, 1997


"The funds have performed well, rewarding investors with dependable tax-free income and attractive returns."

Answering Your Questions


Photo of: Ted Neild

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the funds over the past year.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation (both of which are reflected in the steady-to-declining interest rates evident during the year), and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between November 1996 and October 1997, the yield on the 30-year Treasury bond dropped from 6.68% to 6.15%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.80% to 5.40%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The total returns produced in this environment were somewhat muted by a heavy supply of newly issued municipal bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAVE THESE FUNDS PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, total returns for these funds ranged from 8.89% to 10.72% for the 12 months ended October 31, 1997.

The performance of the Nuveen funds covered in this report is especially noteworthy in view of the fact that they were originally constructed in a higher interest rate environment. This means that a large number of bonds in the portfolios are currently valued at substantial premiums. These bonds offer the benefit of additional price stability in volatile markets, but their upside potential during market rallies can be limited.

Over the past year we have held the bonds in these portfolios, with their emphasis on current income and price stability, rather than selling them in an effort to extend duration. In this way, we were able to maintain attractive yields, reduce price volatility, and limit capital gains distributions to shareholders, resulting in more tax-efficient funds.

HOW DOES THE USE OF LEVERAGE IMPACT THE FUNDS' DIVIDENDS?
All the funds in this report use leverage as an additional way to enhance income for common shareholders. Leveraged funds issue short-term preferred shares, which is similar to borrowing money at short-term rates and then investing the proceeds into long-term bonds. The difference in rates boosts the dividend for common shareholders. The dividends of leveraged funds also can be affected by a sudden or prolonged rise in short-term interest rates. As short-term rates increase, preferred shareholders enjoy higher dividends and less income is available for common shareholders.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
We are currently pursuing several strategies aimed at enhancing the structure of the portfolios. Specifically, we will be focusing on upgrading the call protection of the Nuveen exchange-traded funds. By selling bonds with shorter call protection to retail buyers, we can redeploy assets into the institutional and new offering markets, extending call protection while supporting the funds' dividend yields. We will also be exploring opportunities to purchase discount bonds, which offer the potential for price appreciation as well as longer duration and added income stability if interest rates continue to decline.

Secondly, while credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with good credit quality at yields that are similar to bonds with lower ratings. During the past year, as the yield differentials between AAA and BBB bonds narrowed, we were able to buy the more highly rated bonds without sacrificing much yield, thereby enhancing the credit quality of our portfolios. We believe that as credit spreads widen again, these high-quality issues will increase in value relative to lower-rated bonds.

We will also continue to look for bonds that are underpriced or undervalued by the market. We believe that by concentrating on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive in relation to other bonds in the market, the portfolio will be positioned to deliver above-market performance.

We also plan to leverage the supply-and-demand opportunities created by new issues and explore bonds that may be overlooked in the secondary markets as attention focuses on new issues. Excess supply, particularly in New York and the Sunbelt states, should create buying opportunities. In New York, the supply of newly issued bonds rose 36% in the first nine months of 1997, compared with a 17% increase in municipal supply nationally. Typically, such heavy supply temporarily depresses bond prices, enabling us to inexpensively purchase longer-term bonds, which have the potential to outperform comparable investment candidates.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

Over the past year, we have seen the number of advance refundings by bond issuers rise. If the lower interest rate environment continues, we can expect more issuers to follow their example. In an advance refunding, the proceeds of a new bond issue are invested in U.S. government or agency securities, with the loan secured by project revenues or general tax receipts. The cash from the escrow account is used to pay off the debt on the original bond issue. Because the coupon rate of the original bond is typically higher than that of the new issue, which is now secured by the federal government and rated AAA, the refunded bonds will appreciate in value.

Overall, we expect our portfolios to continue to benefit from tight credit spreads, as we take advantage of opportunities to enhance quality, yield and the potential for price appreciation.


"We believe that by concentrating on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive in relation to other bonds in the market, the portfolio will be positioned to deliver above-market performance."

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of October 31, 1997

NPI




Fund Highlights
---------------------------------------------------------

Inception Date                                       7/88
---------------------------------------------------------
Share Price                                        14 5/8
---------------------------------------------------------
Net Asset Value                                    $15.28
---------------------------------------------------------
Average Weighted Duration (Years)                    6.02
---------------------------------------------------------
Average Weighted Maturity (Years)                   23.07
---------------------------------------------------------
Net Assets ($000)                              $1,449,660
---------------------------------------------------------
Current Market Yield                                6.28%
---------------------------------------------------------
Taxable Equivalent Yield(1)                         9.10%
---------------------------------------------------------

Annualized Total Return (at NAV)
---------------------------------------------------------

1-Year                                              8.89%
---------------------------------------------------------
3-Year                                              9.80%
---------------------------------------------------------
5-Year                                              6.95%
---------------------------------------------------------
Since Inception                                     8.49%
---------------------------------------------------------

Taxable Equivalent Total Return(2)
---------------------------------------------------------

1-Year                                             11.79%
---------------------------------------------------------
3-Year                                             12.91%
---------------------------------------------------------
5-Year                                             10.30%
---------------------------------------------------------
Since Inception                                    11.84%
---------------------------------------------------------






1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund paid shareholders a capital gains distribution in December of $0.0292 per share.



PIE CHARTS:

Credit Quality
BBB/NR                         13%
A                              16%
AA                             16%
AAA                            55%


Diversification
Pollution Control               7%
Other                          10%
Health Care                     7%
Transportation                  8%
Water & Sewer                   5%
Utilities                      10%
Education                       5%
General Obligation             10%
Industrial Development          3%
Housing                        15%
Escrowed Bonds                 20%




Bar Chart:

Dividend History(3)
11/96             0.0795
12/96             0.0795
1/97              0.0795
2/97              0.0795
3/97              0.0795
4/97              0.0795
5/97              0.0765
6/97              0.0765
7/97              0.0765
8/97              0.0765
9/97              0.0765
10/97             0.0765

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of October 31, 1997

NPM




Fund Highlights
---------------------------------------------------------
Inception Date                                       7/92
---------------------------------------------------------
Share Price                                        15 1/2
---------------------------------------------------------
Net Asset Value                                    $15.80
---------------------------------------------------------
Average Weighted Duration (Years)                    6.03
---------------------------------------------------------
Average Weighted Maturity (Years)                   21.50
---------------------------------------------------------
Net Assets ($000)                                $943,587
---------------------------------------------------------
Current Market Yield                                6.00%
---------------------------------------------------------
Taxable Equivalent Yield(1)                         8.70%
---------------------------------------------------------

Annualized Total Return (at NAV)
---------------------------------------------------------

1-Year                                             10.72%
---------------------------------------------------------
3-Year                                             13.50%
---------------------------------------------------------
5-Year                                              9.82%
---------------------------------------------------------
Since Inception                                     8.69%
---------------------------------------------------------

Taxable Equivalent Total Return(2)
---------------------------------------------------------

1-Year                                             13.55%
---------------------------------------------------------
3-Year                                             16.48%
---------------------------------------------------------
5-Year                                             12.80%
---------------------------------------------------------
Since Inception                                    11.53%
---------------------------------------------------------




1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund paid shareholders a capital gains distribution in December of $0.0026 per share.



PIE CHARTS:

BBB/NR                  24%
A                       17%
AA                      15%
AAA                     44%


Diversification
Health Care              7%
Pollution Control        5%
Other                   13%
Lease Rental             5%
Transportation           9%
Escrowed Bonds          19%
General Obligation      20%
Housing                 22%


Bar Chart:

Dividend History(3)
11/96             0.0775
12/96             0.0775
1/97              0.0775
2/97              0.0775
3/97              0.0775
4/97              0.0775
5/97              0.0775
6/97              0.0775
7/97              0.0775
8/97              0.0775
9/97              0.0775
10/97             0.0775

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of October 31, 1997

NPT



Morningstar Rating(1)

Graphic: 4 stars

Fund Highlights
-----------------------------------------------------------

Inception Date                                         2/93
-----------------------------------------------------------
Share Price                                        13 11/16
-----------------------------------------------------------
Net Asset Value                                      $14.64
-----------------------------------------------------------
Average Weighted Duration (Years)                      6.64
-----------------------------------------------------------
Average Weighted Maturity (Years)                     19.67
-----------------------------------------------------------
Net Assets ($000)                                  $905,764
-----------------------------------------------------------
Current Market Yield                                  5.96%
-----------------------------------------------------------
Taxable Equivalent Yield(2)                           8.64%
-----------------------------------------------------------

Annualized Total Return (at NAV)
-----------------------------------------------------------

1-Year                                               10.20%
-----------------------------------------------------------
3-Year                                               13.17%
-----------------------------------------------------------
Since Inception                                       6.93%
-----------------------------------------------------------

Taxable Equivalent Total Return(3)
-----------------------------------------------------------

1-Year                                               12.87%
-----------------------------------------------------------
3-Year                                               16.03%
-----------------------------------------------------------
Since Inception                                       9.62%
-----------------------------------------------------------


1 Overall rating within the municipal bond category for the period ended October
  31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NPT earned four stars for the three year period ended October 31, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending October 31, 1997, 197 municipal bond funds were rated for the three-year period, 121 for the five-year period, and eight for the 10-year period.

2 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

3 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

4 The fund paid shareholders a capital gains distribution in December of $0.0035 per share.



PIE CHARTS:

Credit Quality
BBB/NR                       15%
A                            22%
AA                           20%
AAA                          43%


Diversification
Transportation                9%
Water & Sewer                 7%
Utilities                    12%
Education                     6%
Health Care                  12%
Pollution Control             4%
Escrowed Bonds               13%
Other                         4%
General Obligation           13%
Housing                      20%





Bar Chart:

Dividend History(3)
11/96             0.068
12/96             0.068
1/97              0.068
2/97              0.068
3/97              0.068
4/97              0.068
5/97              0.068
6/97              0.068
7/97              0.068
8/97              0.068
9/97              0.068
10/97             0.068

Shareholder
Meeting Report

Annual Meeting Date: July 30, 1997
                                             Premium Income      Premium Income 2      Premium Income 4
Total Shares Outstanding:                   63,785,430.9980       40,731,118.9990       40,808,464.9990
=======================================================================================================
Total Shares Voted:                         51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Robert P. Bremner           For             49,983,483.6590       31,521,099.2430       34,062,606.3080
                            Withhold         1,124,894.2470          358,058.6170          399,247.5000
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Lawrence H. Brown           For             49,999,481.7700       31,539,275.2430       34,102,830.4340
                            Withhold         1,108,896.1360          339,882.6170          359,023.3740
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Anthony T. Dean             For             49,996,328.9910       31,539,275.2430       34,104,176.7280
                            Withhold         1,112,048.9150          339,882.6170          357,677.0800
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Anne E. Impellizzeri        For             49,987,039.8690       31,535,085.2430       34,088,391.9280
                            Withhold         1,121,338.0370          344,072.6170          373,461.8800
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Peter R. Sawers             For             49,998,167.7700       31,539,279.1100       34,103,565.4340
                            Withhold         1,110,210.1360          339,878.7500          358,288.3740
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Judith M. Stockdale         For             49,948,172.4970       31,500,141.3870       34,063,614.3490
                            Withhold         1,160,205.4090          379,016.4730          398,239.4590
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Ratification of Auditors    For             49,796,445.6960       31,446,794.1380       34,021,554.4110
                            Against            423,113.8950           93,071.2100          102,606.4850
                            Abstain            888,818.3150          339,292.5120          337,692.9120
-------------------------------------------------------------------------------------------------------
                            Total           51,108,377.9060       31,879,157.8600       34,461,853.8080
=======================================================================================================
Municipal Preferred         For            34,205,354.7920
  Update                    Against         1,536,833.0450
                            Abstain         2,330,756.0690
-------------------------------------------------------------------------------------------------------
                            Total          38,072,943.9060
=======================================================================================================

Independent Auditor's Report


THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.



Ernst & Young LLP



Chicago, Illinois
December 12, 1997

Portfolio of Investments
Nuveen Premium Income
Municipal Fund, Inc. (NPI)
   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               ALASKA - 0.5%

$    555,000   Alaska State Housing Finance Corporation, Collateralized Home Mortgage Bonds, 1987
                  Series B, 8.750%, 12/01/16                                                6/98 at 102      Aaa      $   568,709

   6,000,000   North Slope Borough, Alaska, General Obligation Refunding Bonds of 1988, Series G,
                  8.350%, 6/30/98                                                          No Opt. Call       A-        6,173,520

               ARIZONA - 1.4%

   2,835,000   The Industrial Development Authority of the City of Phoenix, Arizona, Home Purchase
                  Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1988B,
                  8.200%, 4/01/22 (Alternative Minimum Tax)                                10/98 at 102      AAA        2,936,436

  12,465,000   The Industrial Development Authority of the County of Pima (Arizona), Industrial
                  Development Lease Obligation Refunding Revenue Bonds, 1988 Series A (Irvington
                  Project), 7.250%, 7/15/10                                                 1/02 at 103      Aaa       13,946,091

   3,595,000   The Industrial Development Authority of the County of Pima, Single Family Mortgage
                  Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1988,
                  8.125%, 9/01/20 (Alternative Minimum Tax)                                 3/99 at 102      AAA        3,733,587

               ARKANSAS - 0.4%

   5,250,000   Arkansas Development Finance Authority Drivers' License Revenue Bonds (Arkansas
                  State Police - Headquarters and Wireless Data Equipment),
                  Series 1997, 5.400%, 6/01/18                                              6/07 at 100      Aaa         5,280,975

               CALIFORNIA - 15.0%

  17,000,000   California Health Facilities Financing Authority, Kaiser Permanente, Medical Care
                  Program, Semiannual Tender Revenue Bonds, 1985 Tender Bonds,
                  5.550%, 8/15/25                                                           2/02 at 101       AA       16,926,900

  14,650,000   California Health Facilities Financing Authority, Hospital Revenue Bonds (Childrens
                  Hospital of Los Angeles), 1991 Series A, 7.125%, 6/01/21
                  (Pre-refunded to 6/01/01)                                                 6/01 at 102      Aaa       16,363,025

  23,725,000   State Public Works Board of the State of California, Lease Revenue Refunding Bonds
                  (The Regents of the University of California), 1993 Series A (Various University of
                  California Projects), 5.500%, 6/01/21                                     6/03 at 102       A1       23,692,734

  11,395,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department
                  of Corrections), 1993 Series E (California State Prison-Madera County (II)),
                  5.500%, 6/01/15                                                          No Opt. Call        A       11,725,569

  15,975,000   State of California Department of Transportation, East Bay State Building Authority,
                  Certificates of Participation, Series 1991A, 6.500%, 3/01/16
                  (Pre-refunded to 3/01/01)                                                 3/01 at 102        A       17,444,061

  13,000,000   State of California, Various Purpose General Obligation Refunding Bonds,
                  5.150%, 10/01/19                                                         10/03 at 102       A1       12,682,540

  15,285,000   Los Angeles Convention and Exhibition Center Authority, Lease Revenue Bonds, 1993
                  Refunding Series A, The City of Los Angeles (California), 5.375%, 8/15/18 8/03 at 102      Aaa       15,317,404

   5,000,000   Department of Water and Power of The City of Los Angeles, California, Electric Plant
                  Refunding Revenue Bonds, Second Issue of 1993, 4.750%, 11/15/19          11/03 at 102      Aaa        4,602,150

  12,250,000   Los Angeles County Transportation Commission (California), Sales Tax Revenue Refunding
                  Bonds, Series 1991-B, 5.750%, 7/01/18                                     7/01 at 100      AA-       12,410,108

   1,285,000   City of Martinez (California), Home Mortgage Revenue Bonds, 1983 Issue A,
                  10.750%, 2/01/16                                                         No Opt. Call      Aaa        1,995,142

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               CALIFORNIA - continued

$  4,125,000   Redevelopment Agency of the City of Moorpark, Moorpark Redevelopment Project,
                  1993 Tax Allocation Bonds, 6.125%, 10/01/18                              10/03 at 102       A-     $  4,285,751

  20,000,000   City of Pomona, California, Single Family Mortgage Revenue Refunding Bonds (GNMA
                  and FNMA Mortgage-Backed Securities), Series 1990A, 7.600%, 5/01/23      No Opt. Call      Aaa       26,277,000

   5,000,000   Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, 1993
                  Series D, 5.250%, 11/15/20                                               11/03 at 102      Aaa        4,914,600

               San Bernardino Joint Powers Financing Authority, Tax Allocation Refunding Bonds,
               Series 1995A:
   6,675,000      5.750%, 10/01/15                                                         10/05 at 102      Aaa        6,967,899
  12,500,000      5.750%, 10/01/25                                                         10/05 at 102      Aaa       12,919,125

   3,000,000   San Diego Public Facilities Financing Authority, Sewer Revenue Bonds, Series 1993,
                  5.250%, 5/15/20                                                           5/03 at 102      Aaa        2,941,680

  10,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding Revenue Bonds,
                  Series 1997A, 5.250%, 1/15/30                                             1/07 at 102      Aaa        9,861,500

  17,540,000   The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose
                  Projects), Series B, 4.750%, 9/01/21                                      9/03 at 102      Aaa       15,998,585

               COLORADO - 3.2%

   3,000,000   Colorado Housing and Finance Authority, Single Family Program, 1997 Series B-2 Senior
                  Bonds, 7.000%, 5/01/26 (Alternative Minimum Tax)                          5/07 at 105      Aa2        3,337,110

   4,500,000   Colorado Housing and Finance Authority, Single Family Program, 1997 Series C-2 Senior
                  Bonds, 6.875%, 11/01/28 (Alternative Minimum Tax)                        11/07 at 105      Aa2        4,957,695

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
   9,450,000      7.750%, 11/15/13 (Alternative Minimum Tax)                               No Opt. Call     Baa1       11,835,936
   1,725,000      7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 102     Baa1        1,977,023
   6,550,000      7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102     Baa1        7,339,210

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
   1,830,000      6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)    11/02 at 102     Baa1        2,059,354
   6,870,000      6.750%, 11/15/22 (Alternative Minimum Tax)                               11/02 at 102     Baa1        7,429,905

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
     715,000      7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)    11/02 at 102     Baa1          820,641
   2,785,000      7.250%, 11/15/23 (Alternative Minimum Tax)                               11/02 at 102     Baa1        3,107,085

   2,800,000   Colorado Local Single Family Mortgage Revenue Bonds (City and County of Denver,
                  Colorado - Issuer; GNMA Mortgage-Backed Securities Program), Series 1988A,
                  8.125%, 12/01/20 (Alternative Minimum Tax)                               12/98 at 102      AAA        2,899,848

     962,193   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt Refunding Bonds,
                  Series 1992A Class A-2, 8.750%, 6/01/11                                  No Opt. Call      Aaa        1,054,467

               DISTRICT OF COLUMBIA - 1.9%

  10,740,000   District of Columbia, Hospital Revenue Refunding Bonds (Providence Hospital Issue),
                  Series 1988A, 7.875%, 12/01/15                                           12/98 at 102      AA+       11,358,517

  14,800,000   District of Columbia, Housing Finance Agency, Collateralized Single Family Mortgage
                  Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax) 12/04 at 103      AAA       15,487,904

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               FLORIDA - 3.9%

$  8,875,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership Mortgage
                  Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20
                  (Alternative Minimum Tax)                                                12/98 at 103      Aaa     $  9,242,780

   9,290,000   State of Florida, Full Faith and Credit Department of Transportation, Right-of-Way
                  Acquisition and Bridge Construction Bonds, Series 1995, 5.800%, 7/01/21   7/05 at 101      AA+        9,615,243

               Greater Orlando Aviation Authority, Airport Facilities Revenue
               Bonds, Series 1988 of the City of Orlando, Florida:
   1,470,000      8.375%, 10/01/16 (Alternative Minimum Tax) (Pre-refunded to 10/01/98)    10/98 at 102       A1        1,557,862
  13,530,000      8.375%, 10/01/16 (Alternative Minimum Tax)                               10/98 at 102       A1       14,260,349

               City of Pensacola Health Facilities Authority, Health Facilities Revenue Refunding Bonds,
               Series 1988 (Daughters of Charity National Health System Sacred Heart Hospital of
               Pensacola Florida):
  11,655,000      7.875%, 1/01/08 (Pre-refunded to 1/01/98)                             1/98 at 101 1/2      Aaa       11,906,398
   9,435,000      7.875%, 1/01/11 (Pre-refunded to 1/01/98)                             1/98 at 101 1/2      Aaa        9,638,513

               GEORGIA - 2.8%

   7,700,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series Q,
                  8.375%, 1/01/16                                                           1/98 at 102        A        7,907,438

   5,850,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series O,
                  8.125%, 1/01/17                                                           1/98 at 102        A        6,005,259

   2,065,000   Urban Residential Finance Authority of the City of Atlanta, Georgia, Single Family
                  Mortgage Revenue Bonds (GNMA Collateralized Home Mortgage Program), Series
                  1988, in cooperation with the Housing Authority of Fulton County, Georgia,
                  10/01/21 (Alternative Minimum Tax)                                       10/98 at 103      AAA        2,149,107

  23,420,000   Development Authority of Monroe County (Georgia), Pollution Control Revenue Bonds
                  (Georgia Power Company Plant Scherer Project), Second Series 1994,
                  6.750%, 10/01/24                                                         10/99 at 102       A1       24,602,710

               ILLINOIS - 6.6%

   8,230,000   Illinois Development Finance Authority, Pollution Control Refunding Revenue Bonds,
                  1994 Series A (Illinois Power Company Project), 5.700%, 2/01/24           2/04 at 102      Aaa        8,419,372

   8,500,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds, The University of
                  Chicago, Series 1993B, 5.600%, 7/01/24                                    7/03 at 102      Aa1        8,583,640

   5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (Highland Park Hospital),
                  6.200%, 10/01/22                                                         10/02 at 102      Aaa        5,296,050

   2,000,000   Illinois Health Facilities Authority Revenue Bonds, Series 1997A (Highland Park Hospital
                  Project), 5.750%, 10/01/26                                               10/07 at 102      Aaa        2,046,700

  17,545,000   Illinois Health Facilities Authority Revenue Bonds, Series 1997 (Sherman Health Systems),
                  5.250%, 8/01/27                                                           8/07 at 101      Aaa       16,954,435

  12,700,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1988B (Evangelical Hospitals
                  Corporation), 8.100%, 1/01/08 (Pre-refunded to 1/01/99)                   1/99 at 102      Aaa       13,656,564

   1,295,000   Illinois Housing Development Authority, Residential Mortgage Revenue Bonds, 1988
                  Series C, 8.100%, 2/01/22 (Alternative Minimum Tax)                       8/98 at 102      Aa2        1,334,433

  10,815,000   City of Chicago, Chicago-O'Hare International Airport Special Facility Revenue Bonds
                  (United Air Lines, Inc. Project), Series 1988A, 8.400%, 5/01/18
                  (Alternative Minimum Tax)                                                 5/99 at 103     Baa2       11,655,001

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               ILLINOIS - continued

$  6,180,000   City of Chicago (Illinois), Chicago-O'Hare International Airport, General Airport Second
                  Lien, Revenue Refunding Bonds, 1993 Series C, 5.000%, 1/01/18             1/04 at 102      Aaa     $  5,936,755

   4,860,000   City of Chicago, Collateralized Single Family Mortgage Revenue Bonds, Series 1996-A,
                  7.000%, 9/01/27 (Alternative Minimum Tax)                                 3/06 at 105      Aaa        5,395,280

  10,000,000   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,
                  5.000%, 11/15/23                                                         11/03 at 100      Aaa        9,457,300

     785,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
                  Illinois, General Obligation Bonds, Series 1992B, 9.000%, 6/01/06        No Opt. Call      Aaa        1,025,657

   4,925,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
                  Illinois, General Obligation Bonds, Series 1992A, 9.000%, 6/01/06        No Opt. Call      Aaa        6,434,857

               INDIANA - 3.4%

   4,300,000   Indiana State Office Building Commission, Correctional Facilities Program Revenue Bonds,
                  Series 1995A, 5.500%, 7/01/20                                             7/05 at 102      Aaa        4,328,466

  30,000,000   The Indianapolis Local Public Improvement Bond Bank, Series 1988 D Bonds,
                  8.500%, 2/01/18 (Pre-refunded to 2/01/98)                                 2/98 at 102      N/R       30,937,500

   8,000,000   Metropolitan School District of Steuben County Middle School Building Corporation, First
                  Mortgage Bonds, Series 1995, Steuben County, Indiana, 6.375%, 7/15/16     7/05 at 102      Aaa        8,772,560

   5,300,000   Whitley County Middle School Building Corporation, First Mortgage Bonds, Series 1994,
                  Columbia City, Indiana, 6.250%, 7/15/15                                   1/04 at 102      Aaa        5,739,105

               IOWA - 0.7%

   3,000,000   Iowa Finance Authority, Private College Refunding Revenue Bonds (Drake University
                  Project), Series 1996, 5.400%, 12/01/16                                  12/05 at 102      Aaa        3,027,720

   5,680,000   Iowa Finance Authority, Variable Rate Demand Industrial Revenue Refunding Bonds,
                  Series A 1989 (Urbandale Hotel Corporation Project No. 00475), 8.500%, 8/01/16
                  (Alternative Minimum Tax)(Pre-refunded to 7/15/14)(Mandatory put 7/15/14) 7/14 at 100      AAA        7,726,902

               KANSAS - 0.6%

   8,540,000   Sedgwick County, Kansas and Shawnee County, Kansas, GNMA Collateralized Mortgage
                  Revenue Bonds, 1988 Series E, 8.250%, 11/01/20 (Alternative Minimum Tax) 11/98 at 103      AAA        8,901,071

               LOUISIANA - 1.6%

   7,660,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds (Comm-Care
                  Corporation Project), Series 1994, 11.000%, 2/01/14                      No Opt. Call      BBB       10,744,682

  11,860,000   Louisiana Stadium and Exposition District, Hotel Occupancy Tax Bonds, Series 1995-B,
                  6.375%, 7/01/25                                                           7/05 at 102      Aaa       13,089,408

               MASSACHUSETTS - 1.9%

   3,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass
                  Project, Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)          7/01 at 103      N/R        3,385,830

  15,000,000   Massachusetts Industrial Finance Agency, General Obligation Bonds, Suffolk University,
                  Series 1997, 5.250%, 7/01/27                                              7/07 at 102      Aaa       14,799,000

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               MASSACHUSETTS - continued

$  8,800,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1992 Series A,
                  5.500%, 7/15/22                                                           7/02 at 100        A     $  8,799,208

               MICHIGAN - 1.5%

   4,000,000   School District of the City of Detroit, Wayne County, Michigan, School Building and Site
                  Improvement and Refunding Bonds (Unlimited Tax General Obligation), Series 1993,
                  5.400%, 5/01/13                                                           5/03 at 102       AA        4,051,640

   8,870,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 1995-A,
                  5.000%, 7/01/25                                                           7/05 at 100      Aaa        8,399,269

   9,625,000   Livonia Public Schools School District, County of Wayne, State of Michigan, 1993
                  Refunding Bonds, 5.500%, 5/01/21                                          5/03 at 102      Aaa        9,683,713

               MINNESOTA - 2.8%

   2,945,000   The Minneapolis/Saint Paul Housing Finance Board, Single Family Mortgage
                  Revenue Bonds (Minneapolis/Saint Paul Family Housing Program, Phase X,
                  FNMA and GNMA Mortgage-Backed Securities Program), Series 1994,
                  7.500%, 11/01/27 (Alternative Minimum Tax)                               11/04 at 102      AAA        3,147,439

  21,680,000   The Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Sales
                  Tax Revenue Refunding Bonds (Civic Center Project), Series 1996,
                  7.100%, 11/01/23                                                         11/15 at 103      Aaa       25,986,082

   2,900,000   Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Single Family
                  Mortgage Revenue Bonds, Refunding Series 1991-B, 7.250%, 9/01/11         No Opt. Call       Aa        3,109,844

   8,175,000   Port Authority of the City of Saint Paul, Energy Park Tax Increment Revenue Refunding
                  Bonds, Series 1988, 8.000%, 12/01/07 (Pre-refunded to 12/01/98)          12/98 at 102      AAA        8,681,687

               MISSOURI - 1.5%

   6,955,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds
                  (Homeownership Loan Program), 1996 Series C, 7.450%, 9/01/27 (Alternative
                  Minimum Tax)                                                              3/07 at 105      AAA        7,858,037

  11,120,000   Francis Howell School District, St. Charles County, Missouri, General Obligation
                  Refunding Bonds, Series 1994A, 7.800%, 3/01/08                           No Opt. Call      Aaa       13,956,712

               NEVADA - 2.2%

  21,000,000   State of Nevada, Colorado River Commission General Obligation (Limited Tax), Revenue
                  Supported Bonds, Series 1994, 5.500%, 7/01/27                             7/04 at 101       AA       21,084,420

  10,000,000   Clark County School District, Nevada, General Obligation, School Improvement Bonds,
                  Series 1988A, 8.000%, 3/01/08 (Pre-refunded to 3/01/98)                   3/98 at 102      N/R       10,334,100

               NEW HAMPSHIRE - 2.1%

  10,000,000   Business Finance Authority of the State of New Hampshire, Pollution Control Refunding
                  Revenue Bonds (The United Illuminating Company Project-1993 Series A),
                  5.875%, 10/01/33                                                         10/03 at 102     BBB-       10,042,100

  11,000,000   New Hampshire Housing Finance Authority, Single Family Mortgage Revenue Bonds,
                  1993 Series B, 6.050%, 7/01/25                                            7/03 at 102       Aa       11,331,760

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               NEW HAMPSHIRE - continued

$  9,025,000   New Hampshire Housing Finance Authority Single Family Mortgage Acquisition Revenue
                  Bonds, 1996 Series B, 6.400%, 1/01/27 (Alternative Minimum Tax)           7/06 at 102      Aa3     $  9,457,659

               NEW JERSEY - 1.1%

  15,000,000   New Jersey Housing and Mortgage Finance Agency Home Buyer Revenue Bonds, 1997
                  Series U, 5.850%, 4/01/29 (Alternative Minimum Tax)                  10/07 at 101 1/2      Aaa       15,322,050

               NEW MEXICO - 0.4%

   5,290,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase Refunding
                  Senior Bonds, 1992 Series A, 6.900%, 7/01/24                              7/02 at 102      Aa1        5,583,489

               NEW YORK - 8.2%

  10,000,000   New York Local Government Assistance Corporation, Series 1993 B, Refunding Bonds,
                  5.000%, 4/01/23                                                           4/04 at 100       A+        9,397,400

  12,365,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                  Series 1993 A (Consolidated Edison Company of New York, Inc. Project),
                  6.000%, 3/15/28 (Alternative Minimum Tax)                                 3/03 at 102       A1       12,779,969

  19,610,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                  FHA-Insured Mortgage Revenue Bonds, 1993 Series B, 5.500%, 2/15/22        2/04 at 102      AAA       19,621,178

  18,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities 1987 Service
                  Contract Bonds, Series 2, 8.000%, 7/01/18 (Pre-refunded to 7/01/98)       7/98 at 102      Aaa       18,852,480

   7,500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series B,
                  9.500%, 6/01/03                                                          No Opt. Call     Baa1        9,230,775

  10,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                  5.750%, 2/01/07                                                       2/06 at 101 1/2     Baa1       10,541,600

  10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                  6.000%, 10/15/26                                                         10/07 at 101     Baa1       10,398,000

  12,930,000   New York City Municipal Water Finance Authority, Water and Sewer Revenue Bonds,
                  Fiscal 1993 Series A, 5.500%, 6/15/20                                     6/02 at 100       A2       12,797,080

  16,000,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue
                  Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26                              6/06 at 101      Aaa       16,511,840

               NORTH CAROLINA - 1.2%

  14,575,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                  Refunding Series 1988 A, 8.000%, 1/01/21 (Pre-refunded to 1/01/98)        1/98 at 102      Aaa       14,966,047

   1,840,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                  Refunding Series 1988 A, 8.000%, 1/01/21 (Pre-refunded to 1/01/98)        1/98 at 102      Aaa        1,889,367

               OHIO - 1.4%

   6,535,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA
                  Mortgage-Backed Securities Program), 1998 Series B, 8.250%, 12/15/19 (Alternative
                  Minimum Tax)                                                             12/98 at 102      AAA        6,881,616

  12,360,000   State of Ohio, Turnpike Revenue Bonds, 1994 Series A, Issued by the Ohio Turnpike
                  Commission, 5.750%, 2/15/24                                               2/04 at 102      AA-       12,778,386

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               OKLAHOMA - 1.3%

$ 11,130,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage
                  Revenue Bonds, Series 1988A, 8.250%, 12/01/20 (Alternative Minimum Tax)  12/98 at 102      AAA     $ 11,601,578

   6,750,000   Washington County Medical Authority (Bartlesville, Oklahoma), Hospital Revenue Bonds
                  (Jane Phillips Episcopal Hospital), Series 1989A, 8.500%, 11/01/10 (Pre-refunded
                  to 5/01/99)                                                               5/99 at 102      N/R        7,307,955

               PENNSYLVANIA - 3.8%

  10,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
                  1993 - 37A, 5.450%, 10/01/17                                             10/03 at 102      AA+       10,050,500

  14,500,000   County of Allegheny, Pennsylvania, Airport Revenue Bonds, Series 1988C (Greater
                  Pittsburgh International Airport), 8.250%, 1/01/16 (Alternative Minimum Tax)
                  (Pre-refunded to 1/01/98)                                                 1/98 at 102      Aaa       14,893,240

  12,875,000   Allegheny County Hospital Development Authority (Pennsylvania), Health Center Revenue
                  Bonds, Series 1992A (Presbyterian University Health System, Inc. Project),
                  6.250%, 11/01/23                                                         11/02 at 100      Aaa       13,509,738

   5,000,000   The School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series B of
                  1995, 5.500%, 9/01/25                                                     9/05 at 101      Aaa        5,037,350

  10,180,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, Sixteenth Series,
                  7.500%, 8/01/10 (Pre-refunded to 8/01/01)                                 8/01 at 102      AAA       11,520,910

               SOUTH CAROLINA - 1.2%

  17,250,000   South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds
                  (Anderson Area Medical Center, Inc.), Series 1996, 5.250%, 2/01/26        2/06 at 102      Aaa       16,851,180

               TEXAS - 8.1%

  10,305,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American
                  Airlines, Inc. Project), 7.500%, 12/01/29 (Alternative Minimum Tax)      12/00 at 102     Baa2       11,233,893

  11,020,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas
                  Utilities Electric Company Project), Series 1994A, 7.875%, 3/01/21 (Alternative
                  Minimum Tax)                                                              3/01 at 102     Baa1       12,186,577

  10,095,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston
                  Lighting &Power Company Project), Series 1988A, 8.250%, 5/01/19           5/98 at 102       A2       10,474,168

   5,590,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American
                  Airlines, Inc. Revenue Bonds, Series 1990, 7.500%, 11/01/25
                  (Alternative Minimum Tax)                                                11/00 at 102     Baa2        6,084,380

  40,000,000   Harris County Health Facilities Development Corporation, Adjustable Convertible
                  Extendable Securities (Greater Houston Pooled Health Care Loan Program), Series
                  1985B, 7.375%, 12/01/25 (Mandatory put 12/01/98)                         11/97 at 100       A1       40,407,200

  12,700,000   Harris County, Texas, Toll Road Multiple Mode Senior Lien Revenue Bonds, Series 1985-D,
                  8.300%, 8/15/17 (Pre-refunded to 8/15/98)                                 8/98 at 103      AAA       13,511,276

  15,000,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 1994,
                  5.300%, 8/15/13                                                           8/04 at 102      Aaa       15,204,900

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               TEXAS - continued

$  4,750,000   Matagorda County Navigation, District Number One (Texas), Pollution Control Revenue
                  Refunding Bonds (Central Power and Light Company Project), Series 1995,
                  6.100%, 7/01/28                                                           7/00 at 102      Aaa     $  4,960,615

   4,500,000   Tyler Health Facilities Development Corporation, Hospital Refunding Revenue Bonds
                  (East Texas Hospital Foundation Project), Series 1988A, 8.250%, 11/01/06
                  (Pre-refunded to 11/01/98)                                               11/98 at 102      N/R        4,774,320

               UTAH - 0.6%

   8,000,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1997 Series F,
                  5.750%, 7/01/28 (Alternative Minimum Tax)                             7/07 at 101 1/2      Aaa        8,033,040

               VERMONT - 1.4%

  20,330,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,
                  5.900%, 5/01/29 (Alternative Minimum Tax)                             6/07 at 101 1/2      Aaa       20,721,962

               VIRGINIA - 0.7%

   1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1987
                  Series C, Subseries C-7, 8.375%, 1/01/28 (Alternative MinimumTax)         1/99 at 102      Aa1        1,006,540

  10,000,000   Prince William County Service Authority (Virginia), Water and Sewer System Refunding
                  Revenue Bonds, Series 1993, 5.000%, 7/01/21                               7/03 at 102      Aaa        9,571,400

               WASHINGTON - 12.1%

  12,950,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1993A, 5.700%, 7/01/17                                      7/03 at 102      Aaa       13,163,416

  23,370,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1993B, 5.600%, 7/01/15                                      7/03 at 102      Aaa       23,684,560

   4,300,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)            1/00 at 102      Aaa        4,656,040

  15,960,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1989A, 7.500%, 7/01/15 (Pre-refunded to 7/01/99)            7/99 at 102      Aaa       17,150,935

   7,500,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue
                  Bonds, Series 1991A, 6.000%, 7/01/12                                      7/01 at 100      Aa1        7,752,900

  14,440,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
                  Bonds, Series 1993A, 5.750%, 7/01/12                                      7/03 at 102      Aa1       14,935,725

   6,770,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
                  Bonds, Series 1993B, 5.625%, 7/01/12                                      7/03 at 102      Aa1        6,859,770

  21,530,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1993C, 5.375%, 7/01/15                                      7/03 at 102      Aa1       21,274,439

  13,500,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)            1/00 at 102      Aaa       14,617,800

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               WASHINGTON - continued

$ 19,820,000   Public Utility District No. 1 of Chelan County, Washington, Chelan Hydro Consolidated
               System Revenue Bonds, Series 1997A, 5.650%, 7/01/32 (Alternative Minimum Tax)
               (Mandatory put 7/01/07)                                                      7/07 at 102       AA     $ 19,970,232

  17,050,000   Municipality of Metropolitan Seattle (Seattle, Washington), Sewer Refunding Revenue
                  Bonds, Series Z, 5.500%, 1/01/33                                          1/03 at 102      Aaa       17,058,525

   6,360,000   Public Utility District No. 1 of Snohomish County, Washington, Generation System
                  Revenue Bonds, Series 1993, 5.500%, 1/01/14                               1/03 at 100      Aaa        6,436,384

   7,000,000   City of Spokane, Washington, Regional Solid Waste Management System Revenue
                  Bonds, Series 1989B, 7.750%, 1/01/11 (Alternative Minimum Tax)            1/99 at 102      Aaa        7,382,270

               WEST VIRGINIA - 1.1%

  15,000,000   West Virginia Housing Development Fund, Housing Finance Bonds, 1992 Series D,
                  7.050%, 11/01/24                                                          5/02 at 102      Aaa       15,953,100

               PUERTO RICO - 0.4%

   5,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,Series X,
                  5.500%, 7/01/25                                                           7/05 at 100     Baa1        5,252,835

$1,344,172,193 Total Investments - (cost $1,339,830,578) - 97.0%                                                    1,406,730,333
==============
               Temporary Investments in Short-Term Municipal Securities - 1.9%

               District of Columbia (Washington, D.C.), General Obligation
               General Fund Recovery Bonds, Series 1991B, Variable Rate Demand
               Bonds:
$  7,500,000      3.950%, 6/01/03+                                                                          A-1+        7,500,000
  13,000,000      3.950%, 6/01/03+                                                                        VMIG-1       13,000,000

   3,500,000   Maricopa County, Arizona Pollution Control Corporation, Pollution Control Revenue
                  Refunding Bonds (Arizona Public Service Company Palo Verde Project), 1994 Series F,
                  Variable Rate Demand Bonds, 4.000%, 5/01/29+                                              A-1+        3,500,000

   4,000,000   University Athletic Association Inc. Capital Improvement Revenue, Series 1990
                  (University of Florida Refunding Proj.), Variable Rate Demand Bonds, 3.800%, 2/01/20+   VMIG-1        4,000,000

$ 28,000,000   Total Temporary Investments - 1.9%                                                                      28,000,000
============
               Other Assets Less Liabilities - 1.1%                                                                    14,929,229
               ------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                   $1,449,659,562
               ==================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

Portfolio of Investments
Nuveen Premium Income
Municipal Fund 2, Inc. (NPM)
   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               ALASKA - 0.5%

$  3,500,000   Anchorage Parking Authority, Lease Revenue Refunding Bonds, Series 1993 (5th Avenue
                  Garage Project), 6.750%, 12/01/08                                        12/02 at 102     Baa1     $  3,813,040

     935,000   City of Valdez, Alaska, Home Mortgage Revenue Refunding Bonds, 1992 Series,
                  7.900%, 2/01/10                                                           8/02 at 102       A1        1,008,940

               ARIZONA - 3.2%

               The Industrial Development Authority of the County of Mohave, Hospital System, Revenue
               Refunding Bonds (Medical Environments, Inc. and Phoenix Baptist Hospital and Medical
               Center, Inc.), Series 1993:
   5,705,000      6.250%, 7/01/03                                                          No Opt. Call      Aaa        6,233,340
   3,000,000      6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                 7/03 at 102      Aaa        3,402,510

               City of Phoenix (Arizona), Civic Improvement Corporation,
               Wastewater System, Lease Revenue Bonds, Series 1993:
   9,000,000      6.125%, 7/01/14 (Pre-refunded to 7/01/03)                                 7/03 at 102      AAA        9,951,840
   4,380,000      4.750%, 7/01/23                                                           7/04 at 102      Aa3        4,003,758

   5,410,000   The Industrial Development Authority of the County of Pima (Arizona), Industrial
                  Development, Lease Obligation Refunding Revenue Bonds, 1988 Series A (Irvington
                  Project), 7.250%, 7/15/10                                                 1/02 at 103      Aaa        6,052,816

               CALIFORNIA - 13.1%

   7,150,000   State Public Works Board of the State of California, Lease Revenue Bonds (The Trustees
                  of The California State University), 1994 Series A (Various California State University
                  Projects), 6.375%, 10/01/19                                              10/04 at 102        A        7,798,219

  17,500,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department
                  of Corrections), 1994 Series A (California State of Prison-Monterey County
                  (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)               11/04 at 102      Aaa       20,476,400
               State Public Works Board of the State of California, Lease
               Revenue Bonds (The Trustees of The California State University),
               1992 Series A (Various California State University Projects):
  15,480,000      6.625%, 10/01/10 (Pre-refunded to 10/01/02)                              10/02 at 102      Aaa       17,380,015
  10,500,000      6.700%, 10/01/17 (Pre-refunded to 10/01/02)                              10/02 at 102      Aaa       11,858,490

  30,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A,
                  0.000%, 1/01/21                                                          No Opt. Call      Baa        8,113,500

   5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda University Medical
                  Center Project), Series 1993-A, 6.500%, 12/01/18                         12/03 at 102      BBB        5,291,050

   5,480,000   Los Angeles Community College District, Refunding Certificates of Participation, 1992
                  Series A, Laacd Improvement Corporation, 6.000%, 8/15/20                  2/02 at 102      Aaa        5,741,780

   3,605,000   Community Redevelopment Financing Authority of the Community Redevelopment Agency
                  of the City of Los Angeles, California Pooled Financing Bonds, Series D (Crenshaw
                  Redevelopment Project), 7.000%, 9/01/14                                   9/02 at 102      Ba1        3,804,068

   7,000,000   Los Angeles State Building Authority, Lease Revenue Refunding Bonds (State of
                  California, Department of General Services Lease), 1993 Series A,
                  5.625%, 5/01/11                                                          No Opt. Call        A        7,418,740

   5,000,000   Los Angeles County Public Works Finance Authority, Revenue Bonds, Series 1994A (Los
                  Angeles County Regional Park and Open Space District), 6.125%, 10/01/10  10/04 at 102       AA        5,443,900

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               CALIFORNIA - continued

$ 10,000,000   Los Angeles County Transportation Commission (California), Proposition C, Sales Tax
                  Revenue Bonds, Second Senior Bonds, Series 1992-A, 6.750%, 7/01/19 (Pre-refunded
                  to 7/01/02)                                                               7/02 at 102      Aaa     $ 11,264,000

   2,035,000   Parlier Redevelopment Agency (Parlier Redevelopment Project), 1992 Tax Allocation
                  Bonds, Series A, 6.750%, 8/01/22                                          8/02 at 102      BBB        2,179,241

               Redevelopment Agency of the City and County of San Francisco
               (California), Hotel Tax Revenue Bonds, Series 1994:
   2,390,000      6.750%, 7/01/15                                                           7/04 at 102      Aaa        2,712,817
   6,865,000      6.750%, 7/01/25                                                           7/04 at 102      Aaa        7,792,256

   5,605,000   County of San Joaquin, California, Certificates of Participation (1994 Solid Waste System
                  Facilities Project), 6.600%, 4/01/19                                      4/04 at 102        A        6,016,519

               COLORADO - 10.1%

   9,870,000   Colorado Health Facilities Authority, Insured Hospital Revenue Bonds (PSL Healthcare
                  System Project), Series 1991A, 6.250%, 2/15/21 (Pre-refunded to 2/15/01)  2/01 at 102      Aaa       10,664,831

   2,035,000   Colorado Housing and Finance Authority, Single Family Program, Senior Bonds, 1994
                  Series E, 8.125%, 12/01/24 (Alternative MinimumTax)                      12/04 at 105      Aa2        2,252,908

               Colorado Housing and Finance Authority, General Obligation Bonds, 1994 Series A:
   6,070,000      6.850%, 8/01/24                                                           8/02 at 102        A        6,396,870
   2,405,000      6.875%, 8/01/30                                                           8/02 at 102        A        2,530,998

   4,990,000   Colorado Housing and Finance Authority, Single Family Program, Senior Bonds, 1995
                  Series D, 7.375%, 6/01/26                                                12/05 at 105      Aa2        5,574,279

   8,500,000   City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1997E,
                  5.250%, 11/15/23                                                         11/07 at 101      Aaa        8,381,085

               Denver City and County Airport Revenue Bonds Series 1991D:
   3,155,000      7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 102     Baa1        3,615,946
  12,115,000      7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102     Baa1       13,574,736

               City and County of Denver, Colorado, Airport System, Revenue Bonds, Series 1992C:
   2,125,000      6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)    11/02 at 102     Baa1        2,391,326
  16,120,000      6.750%, 11/15/13 (Alternative Minimum Tax)                               11/02 at 102     Baa1       17,545,975

               City and County of Denver, Colorado, Airport System, Revenue Bonds, Series 1992B:
   1,445,000      7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)    11/02 at 102     Baa1        1,658,499
   5,635,000      7.250%, 11/15/23 (Alternative MinimumTax)                                11/02 at 102     Baa1        6,286,688

               City and County of Denver, Colorado, Airport System, Revenue Bonds, Series 1991A:
   1,925,000      8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 100     Baa1        2,191,420
   5,315,000      8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100     Baa1        5,916,073

               Denver City and County (FHA Insured), Boston Lofts Projects, Series 1997A:
   1,700,000      5.750%, 10/01/27 (Alternative Minimum Tax)                               10/07 at 102      AAA        1,717,442
   4,795,000      5.850%, 10/01/38 (Alternative Minimum Tax)                               10/07 at 102      AAA        4,843,909

               CONNECTICUT - 0.4%

   3,170,000   Connecticut Housing Finance Authority, Housing Mortgage Finance, Program Bonds,
                  1996 Series C-2, 6.250%, 11/15/18                                         5/06 at 102       Aa        3,352,972

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               FLORIDA - 2.6%

$  2,850,000   State of Florida, Full Faith and Credit, Department of Transportation Right-of-Way
                  Acquisition and Bridge Construction Bonds, Series 1995, 5.875%, 7/01/24   7/05 at 101      Aaa     $  2,972,522

   1,750,000   Alachua County Health Facilities Authority, Health Facilities Revenue Bonds, Series 1992
                  (Santa Fe Healthcare Facilities Project), 7.600%, 11/15/13
                  (Pre-refunded to 11/15/00)                                               11/00 at 102      AAA        1,956,640

   5,000,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/18
                  (Alternative Minimum Tax)                                                10/06 at 102      Aaa        5,138,500

  12,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project), Series 1992,
                  7.750%, 5/01/27 (Pre-refunded to 5/01/02)                                 5/02 at 102      N/R       14,417,750

               GEORGIA - 3.3%

               Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1994 Series B:
   5,485,000      6.650%, 12/01/20 (Alternative Minimum Tax)                                9/04 at 102      AA+        5,834,340
   5,500,000      6.700%, 12/01/25 (Alternative MinimumTax)                                 9/04 at 102      AA+        5,845,620

  10,000,000   Atlanta Water and Sewerage System, 4.500%, 1/01/18                           1/04 at 100      Aaa        8,913,000

   7,000,000   Development Authority of Burke County, Georgia, Pollution Control Revenue Bonds
                  (Oglethorpe Power Corporation Vogtle Project), Series 1992, 8.000%, 1/01/15
                  (Pre-refunded to 1/01/03)                                                 1/03 at 103      Aaa        8,343,790

   2,000,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue
                  Refunding Bonds (GNMA Mortgage-Backed Securities Program), Series 1996A,
                  6.200%, 9/01/27 (Alternative Minimum Tax)                                 9/06 at 102      AAA        2,079,820

               IDAHO - 0.3%

   2,335,000   Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1996 Series G,
                  6.350%, 7/01/26 (Alternative Minimum Tax)                                 7/06 at 102      Aaa        2,447,220

               ILLINOIS - 9.1%

   3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993C (Lutheran
                  General HealthSystem), 6.000%, 4/01/18                                   No Opt. Call       A1        3,240,300

   6,900,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993 (Illinois
                  Masonic Medical Center), 5.500%, 10/01/19                                10/03 at 102       A-        6,830,310

  11,510,000   The Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bonds, 1992
                  Series A, 6.375%, 1/01/15                                                 1/03 at 102       A1       12,280,595

  17,000,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,
                  6.250%, 1/01/12                                                           1/02 at 102      Aaa       18,305,770

   5,000,000   City of Chicago, General Obligation Bonds (Emergency Telephone System), Series 1993,
                  5.625%, 1/01/23                                                           1/03 at 102      Aaa        5,059,800

   8,270,000   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992 (FHA Insured Mortgage
                  Loan-Lakeview Towers Project), 6.650%, 12/01/33                           6/02 at 102      AAA        8,668,035

   1,175,000   City of Chicago, Multifamily Housing Revenue Bonds, Series 1997 (GNMA Collateralized-
                  Bryn Mawr/Belle Shores Project), 5.800%, 6/01/23 (Alternative Minimum Tax)6/09 at 102      Aaa        1,190,381

   5,500,000   Chicago Park District, Illinois, General Obligation Capital Improvement Bonds and
                  Aquarium and Museum Bonds, Series 1991, 6.700%, 1/01/11                   1/02 at 102      AA-        6,054,840

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               ILLINOIS - continued

$ 10,900,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds, Series A of
                  1993 (Board of Education of the City of Chicago), 5.750%, 12/01/18       12/03 at 102      Aaa     $ 11,211,304

   4,535,000   City of Chicago, Illinois, Tax Increment Allocation Bonds (Dunning Redevelopment
                  Project), Series 1996B, 7.250%, 1/01/14                                   1/07 at 102      N/R        4,775,763

   3,530,000   City of Chicago, Illinois, Tax Increment, Finance Bonds (Sanitary Drainage &Ship
                  Canal), Series 1997A, 7.750%, 1/01/14                                     1/07 at 102      N/R        3,783,525

   2,850,000   City of East Louis, Illinois, Mortgage Revenue Refunding Bonds, Series 1994A (FHA
                  Insured Mortgage Loan-Dawson Manor Apartments Section 8 Assisted Project),
                  6.500% 7/01/24                                                            7/03 at 102      Aaa        2,998,770

   1,445,000   Village of Wheeling, Cook and Lake Counties, Illinois, Single Family, Mortgage Revenue
                  Refunding Bonds, Series 1992, 6.850%, 11/01/09                           11/02 at 102      Aaa        1,540,124

               INDIANA - 7.6%

   8,200,000   Indiana Bond Bank, State Revolving Fund, Program Bonds, Series 1993A, Guarantee
                  Revenue Bonds, 6.250%, 2/01/09                                            2/03 at 102      AAA        8,865,184

   2,875,000   Indiana Bond Bank, State Revolving Fund, Program Bonds, Series 1994B, Guarantee
                  Revenue Bonds, 6.750%, 2/01/17                                            2/05 at 102      AAA        3,259,129

   6,000,000   Indiana Development Finance Authority, Environmental Revenue Bonds, Series 1993B
                  (PSI Energy, Inc.), 5.750%, 2/15/28 (Alternative Minimum Tax)             2/03 at 102      Aaa        6,066,960

   5,250,000   Indiana Transportation Finance Authority, Aviation Technology Center, Lease Revenue
                  Bonds, Series A, 6.500%, 3/01/18                                          3/03 at 102        A        5,646,270

   8,000,000   East Chicago Elementary School Building Corporation (Lake County, Indiana), First
                  Mortgage Bonds, Series 1992, 7.000%, 1/15/16 (Pre-refunded to 1/15/03)    1/03 at 102        A        9,091,200

  13,630,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds, Series 1992
                  (Parkview Memorial Hospital, Inc. Project), 6.400%, 11/15/22             11/02 at 102       A1       14,459,931

   6,031,000   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds, Series 1996 A
                  (Pedcor Investments-1988-V, L.P. Project), 6.200%, 12/01/28 (Alternative
                  Minimum Tax)                                                             12/05 at 105      Aaa        6,306,074

  10,675,000   Highland School Building Corporation (Highland, Indiana), First Mortgage Bonds,
                  Series 1992A, 6.750%, 1/15/20 (Pre-refunded to 1/15/02)                   1/02 at 102      AAA       11,873,055

   5,905,000   Muncie School Building Corporation, First Mortgage Bonds, Series 1992,
                  6.625%, 7/15/14 (Pre-refunded to 7/15/01)                                 7/01 at 102      N/R        6,480,678

               IOWA - 0.2%

   1,675,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic Health Corporation
                  (Mercy Health Center of Central Iowa Project), Series 1991,
                  6.750%, 11/01/15                                                         11/01 at 101      Aaa        1,817,894

               KANSAS - 0.6%

   2,495,000   Johnson County, Kansas, Single Family Mortgage, Revenue Refunding Bonds,
                  Series 1994, 7.100%, 5/01/12                                              5/04 at 103        A        2,717,354

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               KANSAS - continued

$  2,550,000   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized Single Family
                  Mortgage, Refunding Revenue Bonds (GNMA Certificates), Series 1994A-I,
                  7.900%, 5/01/24 (Alternative Minimum Tax)                                No Opt. Call      Aaa     $  2,936,529

               KENTUCKY - 1.4%

   7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A, 6.375%, 7/01/28
                  (Alternative Minimum Tax)                                                 7/06 at 102      Aaa        7,367,360

   5,000,000   Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky Associated Counties
                  Leasing Trust Program, Series 1993-A, 6.500%, 3/01/19                     3/03 at 102        A        5,285,600

               LOUISIANA - 2.9%

   4,000,000   Bossier Public Trust Financing Authority, Single Family Mortgage, Revenue Refunding
                  Bonds, Series 1995B, 6.125%, 8/01/28                                      8/05 at 102      AAA        4,113,360

  12,750,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue Bonds
                  (GNMA and FNMA Mortgage Backed Securities Program), Series 1994C,
                  6.350%, 10/01/28 (Alternative Minimum Tax)                               10/05 at 102      Aaa       13,335,353

   4,980,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue Bonds,
                  Series 1995A, 6.300%, 6/01/28 (Alternative Minimum Tax)                   6/05 at 102      Aaa        5,201,759

   4,650,000   Orleans Levee District (APolitical Subdivision of the State of Louisiana), Public
                  Improvement Bonds, Series 1986, 5.950%, 11/01/15                         12/05 at 103      Aaa        4,928,675

               MAINE - 1.0%

   7,925,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1990 Series A-4,
                  6.400%, 11/15/24 (Alternative Minimum Tax)                                8/02 at 102      Aa2        8,230,033

   1,250,000   Maine State Housing Authority Mortgage Purchase Bonds, 1995 Series B-2,
                  6.300%, 11/15/26 (Alternative Minimum Tax)                               11/05 at 102       AA        1,309,613

               MARYLAND - 0.3%

   2,560,000   Community Development Administration, Department of Housing and Community
                  Development, State of Maryland, Multi-Family Housing Revenue Bonds (Insured
                  Mortgage Loans), 1993 Series C, 6.625%, 5/15/23                           5/03 at 102      Aa3        2,690,611

               MASSACHUSETTS - 1.0%

   3,080,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the Holy Cross-
                  1996 Issue), 5.625%, 3/01/26                                              3/06 at 102      Aaa        3,148,776

   6,900,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1993 Series C,
                  5.250%, 12/01/20                                                         12/04 at 102      Aaa        6,755,100

               MICHIGAN - 3.0%

   8,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds (Oakwood
                  Hospital Obligated Group), Series 1993A, 5.625%, 11/01/18                11/03 at 102      Aaa        8,136,480

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               MICHIGAN - continued

               Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
               1992 Series A:
$  9,200,000      6.600%, 4/10/12                                                          10/02 at 102       A+     $  9,719,984
   6,185,000      6.650%, 4/01/23                                                          10/02 at 102       A+        6,480,643

   4,500,000   Chippewa Valley Schools, County of Macomb, State of Michigan, 1993 Refunding Bonds
                  (General Obligation-Unlimited Tax), 5.000%, 5/01/21                       5/03 at 102      Aaa        4,279,185

               MINNESOTA - 2.7%
   3,570,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D (Non-AMT),
                  5.950%, 2/01/18                                                           2/05 at 102      Aaa        3,684,918

   5,500,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1996 Series G,
                  6.250%, 7/01/26 (Alternative Minimum Tax)                                 1/06 at 102      AA+        5,747,720

   3,560,000   Housing and Redevelopment Authority of the City of Saint Paul, Minnesota and City of
                  Minneapolis, Minnesota, Health Care Facility Revenue Bonds, Series 1992 (Group
                  Health Plan, Inc. Project), 6.900%, 10/15/22                             12/02 at 102        A        3,915,502

   2,000,000   Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds,
                  Series 1992B, 5.750%, 1/01/11                                             1/03 at 102      Aaa        2,110,800

   4,000,000   Washington County Housing and Redevelopment Authority, Pooled Housing and
                  Redevelopment, Limited Annual Appropriation Tax and Revenue Bonds (Pooled
                  Refunding Project), Series 1992, 7.200%, 1/01/22                          1/03 at 102      BBB        4,221,080

   5,170,000   Washington County Housing and Redevelopment Authority, Lease Revenue Bonds
                  (South Washington County Schools Project), Series 1992, 7.400%, 12/01/14 12/02 at 100       A3        5,655,153

               MISSISSIPPI - 0.4%

   4,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Series 1992A
                  (Wesley Health Systems), 6.050%, 4/01/12                                 10/02 at 102      AAA        4,224,200

               MISSOURI - 1.8%

   5,500,000   The Industrial Development Authority of the City of St. Louis, Missouri, Industrial
                  Revenue Refunding Bonds (Kiel Center Multipurpose Arena Project), Series 1992,
                  7.625%, 12/01/09 (Alternative Minimum Tax)                               12/02 at 102      N/R        5,961,615

  11,000,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding Bonds,
                  6.000%, 7/15/13                                                           7/03 at 102      Aa3       11,403,480

               NEVADA - 0.5%

   4,000,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power Company
                  Project), Series 1992A, 6.700%, 6/01/22 (Alternative Minimum Tax)         6/02 at 102      Aaa        4,351,080

               NEW HAMPSHIRE - 0.6%

   5,215,000   New Hampshire Higher Educational and Health Facilities Authority, Hospital Revenue
                  Bonds, Catholic Medical Center Issue, Series 1989, 8.000%, 7/01/04        7/99 at 102     BBB+        5,553,454

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               NEW JERSEY - 1.5%

$  4,500,000   New Jersey Economic Development Authority, Insured Revenue Bonds (Educational
                  Testing Service Issue), Series 1995A, 6.000%, 5/15/25                     5/05 at 102      Aaa     $  4,788,810

   7,425,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds,
                  1992 Series One, 6.700%, 11/01/28                                        11/02 at 102       A+        7,966,951

   1,000,000   Toms River Board of Education, General Obligation Bonds, Series 1997,
                  5.750%, 7/15/21                                                           7/07 at 100      Aaa        1,037,400

               NEW MEXICO - 0.4%

   3,990,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds,
                  1995 Series E, 6.300%, 7/01/17 (Alternative Minimum Tax)                  7/05 at 102      AAA        4,162,647

               NEW YORK - 14.6%

   2,500,000   Dormitory Authority of the State of New York City University System, Consolidated
                  Revenue Bonds, 1996 Series 2, 6.000%, 7/01/20                             7/06 at 102     Baa1        2,616,075

   2,465,000   New York State Urban Development Corporation Correctional Capital Facilities, Series 6,
                  Empire Development Corporation Revenue Bonds, 5.375%, 1/01/25             1/06 at 102      Aaa        2,465,764

  16,200,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                  Series 1992B (Consolidated Edison Company of New York, Inc. Project),
                  6.375%, 12/01/27 (Alternative Minimum Tax)                               12/01 at 101      Aaa       17,219,142

   3,500,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                  Facilities Improvement Revenue Bonds, 1994 Series A, 5.250%, 8/15/23      2/04 at 102      Aaa        3,417,575

   7,635,000   New York State Medical Care Facilities Finance Agency, Mercy Medical Center
                  Project, Revenue Bonds, 1995 Series A, 5.875%, 11/01/15                   5/05 at 102      AA-        7,982,545

   2,500,000   New York State Urban Development Corporation, Correctional Facilities Revenue Bonds,
                  1993A Refunding Series, 5.250%, 1/01/21                                   1/04 at 102      Aaa        2,447,325

  10,750,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series D,
                  6.600%, 2/01/03                                                          No Opt. Call     Baa1       11,710,405

   7,695,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                  6.600%, 8/01/03                                                          No Opt. Call     Baa1        8,439,722

               The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
  10,000,000      6.375%, 8/01/08                                                       8/02 at 101 1/2     Baa1       10,710,200
   2,000,000      6.500%, 8/01/11                                                       8/02 at 101 1/2     Baa1        2,148,100

  17,365,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,
                  7.000%, 2/01/06                                                          No Opt. Call     Baa1       19,712,748

  11,130,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,
                  5.875%, 3/15/18                                                       3/06 at 101 1/2     Baa1       11,411,478

   9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series J (Subseries J-1),
                  5.875%, 2/15/19                                                       2/06 at 101 1/2     Baa1        9,211,950

   8,000,000   The City of New York, General Obligation Bonds, Fiscal 1997, Series F,
                  5.875%, 8/01/24                                                       8/06 at 101 1/2     Baa1        8,188,080

  12,020,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series I,
                  6.250%, 4/15/27                                                           4/07 at 101     Baa1       12,749,374

   3,150,000   New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                  Revenue Bonds, Fiscal 1996 Series A, 5.875%, 6/15/25                      6/05 at 101      Aaa        3,279,276

   4,000,000   The Trust for Cultural Resources of The City of New York, Revenue Bonds, Series 1997A
                  (American Museum of Natural History), 5.650%, 4/01/27                     4/07 at 101      Aaa        4,108,200

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               NORTH CAROLINA - 0.8%

$  1,970,000   North Carolina Housing Finance Authority, Single Family, Revenue Bonds, Series JJ
                  (1985 Resolution), 6.450%, 9/01/27 (Alternative Minimum Tax)              3/06 at 102       Aa     $  2,088,732

   5,210,000   City of Durham Urban Redevelopment Mortgage Revenue Bonds (Durham Hosiery Mill
                  Project) (FHA Insured LN), Series 1987, 7.500%, 8/01/29
                  (Alternative Minimum Tax)                                                 8/07 at 105      AAA        5,745,328

               NORTH DAKOTA - 0.5%

   4,195,000   Mercer County, North Dakota, Pollution Control Revenue Bonds (Basin Electric Power
                  Cooperative-Antelope Valley Station), 1984 Series B, 7.000%, 1/01/19      1/99 at 103        A        4,416,454

               OKLAHOMA - 0.5%

               Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational Facilities Refunding Revenue
               Bonds, Series 1992:
   1,000,000      6.600%, 9/01/08                                                           9/02 at 102       A-        1,075,560
   2,990,000      6.600%, 11/01/08                                                         11/02 at 102       A-        3,233,625

               OREGON - 2.6%

  13,350,000   State of Oregon, General Obligation, Elderly & Disabled Housing Bonds, 1992 Series B,
                  6.375%, 8/01/24                                                           8/02 at 102       AA       14,469,264

   6,585,000   State of Oregon, General Obligation, Veterans' Welfare Bonds, Series 75,
                  6.000%, 4/01/27                                                          10/05 at 102       AA        6,843,922

   3,380,000   City of Portland, Oregon, Limited Tax Improvement Bonds, 1996 Series A,
                  5.550%, 6/01/16                                                           6/06 at 100       Aa        3,465,142

               PENNSYLVANIA - 0.1%

   1,000,000   Delaware Valley Regional Finance Authority, Local Government Revenue Bonds, Series 1997B,
                  5.700%, 7/01/27                                                          No Opt. Call      Aaa        1,067,210

               SOUTH CAROLINA - 0.2%

   2,135,000   School District No. 4 of Lexington County, South Carolina, Certificates of Participation, Series
                  1994, 7.000%, 7/01/12                                                     7/04 at 102      Baa        2,352,578

               SOUTH DAKOTA - 1.3%

  10,370,000   South Dakota Building Authority, Revenue Bonds, Series 1992,
                  6.700%, 9/01/17                                                          No Opt. Call      Aaa       11,872,406

               TEXAS - 1.8%

   9,870,000   State of Texas, Veterans' Housing Assistance Bonds, Series 1993, General Obligation Bonds,
                  6.800%, 12/01/23 (Alternative Minimum Tax)                               12/03 at 102       AA       10,505,628

   1,670,000   Baytown Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                  Series 1992-A, 8.500%, 9/01/11                                            9/02 at 103       A1        1,893,363

   1,520,000   Hidalgo County Housing Finance Corporation, Single Family Mortgage Revenue Bonds (GNMA
                  and FNMA Collateralized), Series 1994A, 7.000%, 10/01/27
                  (Alternative Minimum Tax)                                                 4/04 at 102      Aaa        1,614,042

   2,680,000   Port Arthur Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                  Series 1992, 8.700%, 3/01/12                                              9/02 at 103        A        3,000,421

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               UTAH - 1.5%

$  3,230,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1994 Issue B (Federally
                  Insured or Guaranteed Mortgage Loans), 6.450%, 7/01/14                    7/04 at 102      Aa2     $  3,413,916

   1,245,000   Utah Housing Finance, Single Family Mortgage Bonds, 1997 Series E2 Class I,
                  5.875%, 1/01/19 (Alternative Minimum Tax)                             7/07 at 101 1/2      Aaa        1,271,120

   6,000,000   Redevelopment Agency of Salt Lake County, Utah, Central Business District Neighborhood
                  Redevelopment, Junior Lien Tax Increment Bonds, Series 1992A,
                  5.800%, 3/01/15                                                           3/02 at 102        A        6,101,040

   3,000,000   Municipal Building Authority of Weber County, Utah, Lease Revenue Bonds, Series 1994,
                  7.500%, 12/15/19 (Pre-refunded to 12/15/04)                              12/04 at 102      Aaa        3,606,120

               VERMONT - 0.9%

   1,085,000   Vermont Educational and Health Buildings Finance Agency, Revenue Refunding Bonds,
                  Series 1994 (Saint Johnsbury Academy Project), 7.300%, 4/15/18            4/02 at 102      BBB        1,200,032

   6,620,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 4,
                  6.400%, 11/01/25                                                          5/02 at 102       A1        6,857,392

               WASHINGTON - 0.6%

   2,000,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue
                  Bonds, Series 1989A, 6.000%, 7/01/18                                      7/99 at 100      Aaa        2,036,880

   3,000,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue
                  Bonds, Series 1990B, 7.375%, 7/01/04                                      7/00 at 102      Aa1        3,272,640

               WEST VIRGINIA - 0.8%

   7,000,000   The County Commission of Harrison County, West Virginia, Solid Waste Disposal Revenue
                  Bonds (The Potomac Edison Company Harrison Station Project), Series B,
                  6.250%, 5/01/23 (Alternative Minimum Tax)                                 5/03 at 102      Aaa        7,438,270

               WISCONSIN - 1.8%

  16,180,000   Wisconsin Housing and Economic Development Authority, Home Ownership Revenue
                  Bonds, 1995 Series B, 7.100%, 9/01/15 (Alternative Minimum Tax)           1/05 at 102       AA       17,336,707

               PUERTO RICO - 0.1%

   1,375,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                  5.500%, 7/01/25                                                           7/05 at 100      Baa1       1,375,742

$873,211,000   Total Investments - (cost $839,738,117) - 96.6%                                                        911,201,008
============
               Temporary Investments in Short-Term Municipal Securities - 1.7%

$  3,200,000   East Baton Rouge Parish (Exxon), Pollution Control Revenue Refunding, Variable Rate
                  Demand Bonds, 4.000%, 3/01/22+                                                            A-1+        3,200,000

  10,800,000   Harris County Health Facilities Development Corporation, Hospital Revenue Bonds (The
                  Methodist Hospital), Series 1994, Variable Rate Demand Bonds, 4.000%, 12/01/25+           A-1+       10,800,000

   1,000,000   Massachusetts Health and Educational Facilities Authority (Capital Asset Program),
                  Variable Rate Demand Bonds, 4.150%, 1/01/35+                                            VMIG-1        1,000,000

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               Temporary Investments in Short-Term Municipal Securities - continued

$    800,000   New York City Trust for Cultural Resources (Guggenheim Foundation), Variable Rate
                  Demand Bonds, 4.000%, 12/01/15+                                                         VMIG-1     $    800,000

$ 15,800,000   Total Temporary Investments - 1.7%                                                                      15,800,000
============
               Other Assets Less Liabilities - 1.7%                                                                  $ 16,586,240
               ------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                     $943,587,248
               ==================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

Portfolio of Investments
Nuveen Premium Income
Municipal Fund 4, Inc. (NPT)
   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               ALABAMA - 5.0%

$  8,000,000   Alabama Higher Education Loan Corporation, Student Loan Revenue Refunding Bonds,
                  Series 1994-D, 5.850%, 9/01/04 (Alternative Minimum Tax)                 No Opt. Call      Aaa     $  8,524,640

  27,445,000   Alabama Special Care Facilities Financing Authority of Birmingham, Hospital Revenue
                  Bonds (Daughters of Charity National Health System - Providence Hospital and
                  St. Vincent's Hospital), Series 1995, 5.000%, 11/01/25                   11/05 at 101       Aa       25,681,659

  11,000,000   The DCH Health Care Authority, Health Care Facilities Revenue Bonds, Series 1993-B,
                  5.750%, 6/01/23                                                          12/02 at 102       A1       11,193,930

               ARIZONA - 0.8%

   6,700,000   Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School
                  Improvement Bonds, Project of 1993, Series A (1993), 5.200%, 7/01/13
                  (Pre-refunded to 7/01/03)                                                 7/03 at 100      Aaa        7,013,359

               ARKANSAS - 0.3%

     700,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Refunding
                  Bonds, 1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                  8.000%, 8/15/11                                                           8/01 at 103       AA          752,878

     521,051   City of Jacksonville, Arkansas, Residential Housing Facilities Board, Single Family
                  Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%, 1/01/11           7/03 at 103      Aaa          569,712

     894,185   Residential Housing Facilities Board of Lonoke County, Arkansas, Single Family Mortgage
                  Revenue Refunding Bonds, Series 1993A, 7.900%, 4/01/11                    4/05 at 103      Aaa          976,388

               CALIFORNIA - 3.6%

   5,000,000   California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds,
                  1990 Series A, 6.500%, 12/01/20                                          12/00 at 102       AA        5,373,350

   4,780,000   Foothill, Eastern Transportation Corridor Agency, Toll Road Revenue Bonds Series 1995A,
                  0.000%, 1/01/14                                                          No Opt. Call      Baa        1,934,323

               Community Redevelopment Financing Authority of the Community Redevelopment Agency
               of the City of Los Angeles, California, Grand Central Square, Multifamily Housing
               Bonds, 1993 A:
     500,000      5.750%, 12/01/13 (Alternative Minimum Tax)                                6/03 at 102       Ba          488,195
   3,900,000      5.900%, 12/01/26 (Alternative Minimum Tax)                               No Opt. Call        A        3,900,819

   4,500,000   Los Angeles County Transportation Commission (California), Proposition C Sales Tax
                  Revenue Bonds, Second Senior Bonds, Series 1992-A, 6.750%, 7/01/09
                  (Pre-refunded to 7/01/02)                                                 7/02 at 102      Aaa        5,068,800

   1,715,000   Housing Authority of the County of Merced (California), Multifamily Housing Refunding
                  Revenue Bonds, Series 1993A (Belmont Park Apartments Project),
                  5.875%, 7/01/19                                                           1/04 at 102      Aaa        1,751,049

   2,500,000   Transmission Agency of Northern California, California-Oregon Transmission Project,
                  Revenue Bonds, 1992 Series A, 6.500%, 5/01/16                             5/02 at 102      Aaa        2,745,800

   5,000,000   Airports Commission, City and County of San Francisco, California, San Francisco
                  International Airport, Second Series Revenue Bonds, Issue 8, 6.300%, 5/01/25
                  (Alternative Minimum Tax)                                                 5/04 at 101      Aaa        5,306,150

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               CALIFORNIA - continued

$  3,545,000   Redevelopment Agency of the City of San Leandro, Plaza 1 and Plaza 2 Redevelopment
                  Projects, 1993 Tax Allocation Bonds, Series A, 6.125%, 6/01/23            6/03 at 102       A-     $  3,689,601

   1,945,000   South Gate Public Financing Authority (Los Angeles County, California), Water Revenue
                  Refunding Bonds, 1996 Series A, 6.000%, 10/01/12                         No Opt. Call      Aaa        2,163,988

               COLORADO- 5.0%

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A:
     405,000      8.500%, 11/15/23 (Alternative MinimumTax) (Pre-refunded to 11/15/00)     11/00 at 102     Baa1          462,077
   3,695,000      8.500%, 11/15/23 (Alternative Minimum Tax)                               11/00 at 102     Baa1        4,160,237
     115,000      8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)    11/00 at 102     Baa1          129,634
   1,190,000      8.000%, 11/15/25 (Alternative MinimumTax)                                11/00 at 102     Baa1        1,317,770

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
     315,000      8.750%, 11/15/23 (Alternative MinimumTax) (Pre-refunded to 11/15/01)     11/01 at 102     Baa1          372,317
     885,000      8.750%, 11/15/23 (Alternative Minimum Tax)                               11/01 at 102     Baa1        1,027,264

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
   6,000,000      7.500%, 11/15/02 (Alternative Minimum Tax)                               11/01 at 102     Baa1        6,679,080
   3,040,000      7.750%, 11/15/13 (Alternative MinimumTax)                                No Opt. Call     Baa1        3,807,539
     865,000      7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 102     Baa1          991,377
   3,280,000      7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102     Baa1        3,675,207
     210,000      7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 100     Baa1          231,344
     790,000      7.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100     Baa1          851,604

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
   1,100,000      6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)    11/02 at 102     Baa1        1,237,863
   4,140,000      6.750%, 11/15/22 (Alternative Minimum Tax)                               11/02 at 102     Baa1        4,477,410

  16,000,000   City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1997E,
                  5.250%, 11/15/23                                                         11/01 at 101      Aaa       15,776,160

               CONNECTICUT - 1.4%

   2,400,000   Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (The
                  Connecticut Water Company Project - 1993 Series), 6.650%, 12/15/20       12/03 at 102      Aaa        2,687,904

   3,000,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds,
                  1996 Series C-2, 6.250%, 11/15/18                                         5/06 at 102       Aa        3,173,160

   6,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-
                  New Haven Hospital Issue, Series F, 7.100%, 7/01/25
                  (Pre-refunded to 7/01/00)7/00 at 102   Aaa        7,103,135

               DISTRICT OF COLUMBIA - 5.4%

   9,500,000   District of Columbia (Washington, D.C.), General Obligation Refunding Bonds, Series 1993A,
                  6.000%, 6/01/07                                                           No Opt.Call      Aaa       10,389,960

   6,000,000   District of Columbia (Washington, D.C.), General Obligation Refunding Bonds, Series 1993 B,
                  5.500%, 6/01/10                                                          No Opt. Call      Aaa        6,277,440

   5,000,000   District of Columbia (Washington D.C.), General Obligation Bonds, Series 1993 E,
                  6.000%, 6/01/09                                                           6/03 at 102      Aaa        5,346,950

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               DISTRICT OF COLUMBIA - continued

$  3,890,000   District of Columbia (Washington, D.C.), General Obligation Bonds, Series 1993-A3,
                  5.500%, 6/01/06                                                          No Opt. Call      Aaa     $  4,104,767

   3,240,000   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic Healthcare Group,
                  Inc. Issue), Series 1992B, 6.750%, 8/15/07                                8/02 at 102     Baa1        3,482,222

   4,250,000   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic Healthcare Group,
                  Inc. Issue), Series 1993A, 5.750%, 8/15/14                                8/06 at 102      AAA        4,430,073

   5,575,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage
                  Revenue Bonds, Series 1988F-1, 5.850%, 12/01/14 (Alternative Minimum Tax)12/04 at 103      AAA        5,680,981

   3,930,000   District of Columbia, Revenue Bonds (The American College of Obstetricians and
                  Gynecologists Issue), Series 1991, 6.500%, 8/15/18                        8/01 at 102      Aaa        4,271,399

   4,500,000   District of Columbia, University Revenue Refunding Bonds (The Howard University
                  Issue), Series 1992A, 6.750%, 10/01/12                                   10/02 at 102       A+        4,949,235

               FLORIDA - 0.5%

   2,500,000   State of Florida, Hillsborough County Expressway Bonds, Series 1971, Division of Bond
                  Finance of the Department of General Services, 5.500%, 10/01/08           4/05 at 100       Aa        2,538,975

   2,000,000   Jacksonville Health Facilities Authority, Hospital Revenue Bonds (New Children's
                  Hospital at Baptist Medical Center Project), Series 1991, 7.000%, 6/01/21 6/01 at 102      Aaa        2,221,340

               GEORGIA - 2.1%

   2,880,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds, 1992B Series,
                  8.250%, 1/01/11                                                          No Opt. Call        A        3,712,810

   4,185,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series EE,
                  7.250%, 1/01/24                                                          No Opt. Call      Aaa        5,366,593

   5,500,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds, Series 1993B,
                  5.700%, 1/01/19                                                          No Opt. Call      Aaa        5,842,650

   3,400,000   Development Authority of Burke County, Georgia, Pollution Control Revenue Bonds
                  (Oglethorpe Power Corporation Vogtle Project), Series 1992,
                  7.500%, 1/01/03                                                          No Opt. Call      Aaa        3,765,500

               HAWAII - 0.7%

   1,500,000   State of Hawaii, Airports System Revenue Bonds, Series 1990 (Payable Solely from the
                  Receipts of the Aviation Fuel Tax and the Revenues of the State of Hawaii Airports
                  System), 7.300%, 7/01/20 (Alternative Minimum Tax)                        7/00 at 102      Aaa        1,624,620

   5,000,000   Honolulu, Hawaii, City and County Refunding and Improvement Bonds, Series 1993B,
                  5.000%, 10/01/13                                                         No Opt. Call       Aa        4,959,150

               ILLINOIS - 13.0%

   3,530,000   Illinois Development Finance Authority, Child Care Facility Revenue Bonds, Series 1992
                  (Illinois Facilities Fund Project), 7.400%, 9/01/04                       9/02 at 102      N/R        3,764,180

   2,240,000   Illinois Educational Facilities Authority Revenue Bonds, Chicago College of Osteopathic
                  Medicine, Series A, 8.750%, 7/01/05                                      No Opt. Call      Aaa        2,664,189

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               ILLINOIS - continued

               Illinois Educational Facilities Authority, Revenue Refunding Bonds, Loyola University
               of Chicago, Series 1991-A:
$ 10,360,000      7.125%, 7/01/21 (Pre-refunded to 7/01/01)                                 7/01 at 102       A1     $ 11,543,837
   6,190,000      7.125%, 7/01/21 (Pre-refunded to 7/01/01)                                 7/01 at 102       A+        6,897,331

               Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993C (Lutheran
               General Healthsystem):
   5,705,000      7.000%, 4/01/08                                                          No Opt. Call       A1        6,688,314
   4,075,000      7.000%, 4/01/14                                                          No Opt. Call       A2        4,867,995

   3,000,000   Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993 (Illinois
                  Masonic Medical Center), 5.500%, 10/01/19                                10/03 at 102       A-        2,969,700

   2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (Trinity Medical Center),
                  7.000%, 7/01/12                                                           7/02 at 102      BBB        2,129,860

   5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990 (Riverside Senior Living
                  Center Project), 7.500%, 11/01/20 (Pre-refunded to 11/01/00)             11/00 at 102       A3        5,557,100

  11,980,000   Illinois Health Facilities Authority, Refunding Revenue Bonds, Series 1990-B (Hinsdale
                  Hospital), 9.000%, 11/15/15                                              11/00 at 102     Baa1       14,094,949

   8,190,000   Illinois Housing Development Authority, Multi-Family Program Bonds, Series 5,
                  6.650%, 9/01/14                                                           9/04 at 102       A1        8,641,924

   3,410,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Revenue
                  Bonds (Skyline Towers Apartments), Series 1992B, 6.875%, 11/01/17        11/02 at 102        A        3,586,468

   3,665,000   Illinois Housing Development Authority Section 8 Elderly Housing Revenue Bonds,
                  (Morningside North Development), Series 1992D, 6.600%, 1/01/07            1/03 at 102        A        3,896,152

   4,000,000   Board of Education of the City of Chicago, General Obligation Lease Certificates,
                  1992 Series A, 6.250%, 1/01/15                                           No Opt. Call      Aaa        4,475,160

               Cook County School District 99 (Cicero), General Obligation School Bonds, Series 1997:
   1,345,000      8.500%, 12/01/12                                                         No Opt. Call      Aaa        1,834,163
   1,455,000      8.500%, 12/01/13                                                         No Opt. Call      Aaa        1,999,272
   1,685,000      8.500%, 12/01/15                                                         No Opt. Call      Aaa        2,338,965

   2,025,000   Long Creek Township, Macon County, Illinois, Waterworks Refunding Revenue Bonds,
                  Series 1993, 7.250%, 5/01/23                                              5/03 at 100      N/R        2,067,262

   3,050,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will
                  Counties, Illinois, General Obligation Bonds, Series 1990A,
                  7.200%, 11/01/20                                                        No Opt. Call       Aaa        3,823,633

  14,375,000   Village of Wheeling, Illinois, Multifamily Housing Revenue Bonds, Series 1993A (FHA
                  Insured Mortgage Loan - Arlington Club Project), 6.400%, 2/01/40          2/03 at 100      AAA       14,772,038

   4,850,000   Town of Wood River, Wood River Township Hospital, Madison County, Illinois, General
                  Obligation Bonds (Alternate Revenue Source), Series 1993, 6.625%, 2/01/14 2/04 at 102      BBB        5,284,657

   4,620,000   Town of Wood River, Wood River Township Hospital, Madison County, Illinois, General
                  Obligation Tort Immunity Bonds, Series 1993, 6.500%, 2/01/14              2/04 at 102      BBB        5,006,140

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               INDIANA - 3.4%

$  2,100,000   City of Indianapolis, Indiana, Economic Development Revenue Bonds, Series 1993A (The
                  Meadows-Section 8 Assisted Project), 6.000%, 7/01/23
                  (Alternative Minimum Tax)                                                 7/03 at 103       B2     $  2,070,054

   2,250,000   Indiana Bond Bank, Special Program Bonds, Series 1992B, 6.750%, 8/01/12      2/03 at 102        A        2,497,433

   3,200,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Series
                  1992, (The Methodist Hospitals, Inc.), 6.750%, 9/15/09                    9/02 at 102        A        3,489,568

   2,000,000   Hospital Authority of the City of Kokomo (Indiana), Hospital Revenue Refunding Bonds,
                  Series 1993 (Saint Joseph Hospital & Health Center of Kokomo),
                  6.250%, 8/15/05                                                          No Opt. Call      BBB        2,136,460

   3,615,000   Mooresville Consolidated School Building Corporation, First Mortgage Bonds, Series
                  1994A (Morgan County, Indiana), 6.200%, 7/15/15                           1/04 at 101        A        3,876,292

   5,900,000   Muncie School Building Corporation, First Mortgage Bonds, Series 1992,
                  6.625%, 7/15/14 (Pre-refunded to 7/15/01)                                 7/01 at 102      N/R        6,475,191

   9,500,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue Bonds, Series 1993A
                  (Indianapolis Power &Light Company Project), 6.100%, 1/01/16              1/03 at 102      Aa2       10,029,720

               IOWA - 0.6%

   3,810,000   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional Hospital Project),
                  Series 1993, 7.000%, 7/01/12 (Pre-refunded to 7/01/02)                    7/02 at 102      N/R        4,288,269

   1,000,000   City of Davenport, Iowa, Home Ownership Mortgage Revenue Refunding Bonds,
                  Series 1994, 7.900%, 3/01/10                                              9/04 at 102       A1        1,070,710

               KANSAS - 0.4%

   1,855,000   Johnson County, Kansas, Single Family Mortgage Revenue Refunding Bonds, Series
                  1994, 7.100%, 5/01/12                                                     5/04 at 103        A        2,020,318

   1,550,000   Labette County, Kansas, Single Family Mortgage Revenue Refunding Bonds, 1993
                  Series A, 8.400%, 12/01/11                                                6/03 at 103       A1        1,657,276

               KENTUCKY - 0.8%

   7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A, 6.375%, 7/01/28
                  (Alternative Minimum Tax)                                                 7/06 at 102      Aaa        7,367,360

               LOUISIANA - 1.2%

   3,500,000   Clover Dale Housing Corporation, 1995 Multifamily Mortgage Revenue Refunding Bonds
                  (Clover Dale Plaza-FHA Insured Mortgage, Section 8 Assisted Project), Series A,
                  6.550%, 2/01/22                                                           4/01 at 100      AA-        3,573,220

   6,770,000   Orleans Levee District (A Political Subdivision of the State of Louisiana), Public
                  Improvement Bonds, Series 1986, 5.950%, 11/01/14                         12/05 at 102      Aaa        7,233,948

               MAINE - 1.0%

   8,000,000   Maine Educational Loan Marketing Corporation, Subordinate Student Loan Revenue
                  Bonds, Series 1994-2, 6.250%, 11/01/06 (Alternative Minimum Tax)         No Opt. Call        A        8,705,600

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               MARYLAND 2.1%

$  5,000,000   Community Development Administration Maryland Department of Housing and
                  Community Development, Housing Revenue Bonds, Series 1996A,
                  5.875%, 7/01/16                                                           1/07 at 102      Aa2     $  5,209,600

   2,000,000   Maryland Health and Higher Educational Facilities Authority, Project and Refunding
                  Revenue Bonds, Doctors Community Hospital Issue, Series 1993,
                  5.750%, 7/01/13                                                           7/03 at 102     Baa2        2,018,320

   3,620,000   Maryland Transportation Authority, Special Obligation Revenue Bonds, Baltimore/
                  Washington International Airport Projects, Series 1994-A (Qualified Airport Bonds),
                  6.400%, 7/01/19 (Alternative Minimum Tax)                                 7/04 at 102      Aaa        3,844,440

   6,800,000   Housing Opportunities Commission of Montgomery County (Montgomery County, Maryland),
                  Multifamily Housing Revenue Bonds, 1996 Series B, 6.400%, 7/01/28         7/06 at 102       Aa        7,159,176

   1,000,000   Prince George's County, Maryland, Project and Refunding Revenue Bonds (Dimensions
                  Health Corporation Issue), Series 1994, 5.375%, 7/01/14                   7/04 at 102        A        1,004,390

               MASSACHUSETTS - 1.7%

   4,500,000   Massachusetts Health and Educational Facilities Authority Revenue Bonds, Series 1991-C
                  (New England Deaconess Hospital), 7.200%, 4/01/22                         4/01 at 102        A        4,905,450

   4,195,000   Massachusetts Health and Educational, Facilities Authority, Revenue Refunding Bonds,
                  Youville Hospital Issue (FHA Insured Project), Series B, 6.000%, 2/15/34  2/04 at 102       Aa        4,329,072

   2,000,000   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds, 6.300%, 10/01/134/03 at 102A1       2,112,440

   3,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass
                  Project, Series 1991B, 9.250%, 7/01/15 (Alternative MinimumTax)           7/01 at 103      N/R        3,724,413

               MICHIGAN - 4.2%

   2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (The
                  Detroit Medical Center Obligated Group), Series 1993B, 5.000%, 8/15/03   No Opt. Call        A        2,048,800

   3,750,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (Consumers
                  Power Company Project), Collateralized Series 1993B, 5.800%, 6/15/10      6/03 at 102      Aaa        3,969,150

   5,000,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue Refunding Bonds
                  (Cobo Hall Expansion Project), Series 1993, 5.250%, 9/30/12               9/03 at 102      Aaa        4,999,750

   3,585,000   City of Detroit, Michigan, Sewage Disposal System Revenue Refunding Bonds,
                  Series 1995-B, 5.250%, 7/01/21                                            7/05 at 101      Aaa        3,513,372

  10,225,000   City of Detroit, Michigan, Water Supply System Revenue, Senior Lien Bonds,
                  Series 1997-A, 5.000%, 7/01/27                                            7/07 at 101      Aaa        9,782,769

   4,260,000   County of Jackson Hospital Finance Authority, Hospital Revenue Refunding Bonds (W.A.
                  Foote Memorial Hospital, Jackson Michigan), Series 1993A,
                  4.750%, 6/01/15                                                           6/03 at 102      Aaa        3,929,765

   1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue Refunding and
                  Improvement Bonds (Bronson Methodist Hospital), Series 1996,
                  5.750%, 5/15/16                                                           5/06 at 102      Aaa        1,034,320

   6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison
                  Company Project), Series CC-1992, 6.550%, 9/01/24
                  (Alternative Minimum Tax)                                                 9/03 at 103      Aaa        6,548,580

   2,000,000   Oakland County Economic Development Corporation, Limited Obligation Revenue Bonds,
                  Series 1997B (Cranbook Educational Community Project), 5.000%, 11/01/17  11/07 at 102      Aa2        1,931,340

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               MINNESOTA - 1.4%

$  5,000,000   Minneapolis/St. Paul, Minnesota, Housing Finance Board Single Family Mortgage
                  Revenue Bonds, FNMA/GNMA Backed Program, Phase XI-AB, 5.800%, 11/01/30
                  (Alternative Minimum Tax)                                                11/07 at 102      AAA     $  5,060,350

   4,000,000   Minneapolis Community Development Agency, Limited Tax Supported Development
                  Revenue Bonds, Common Bond Fund Series 1992G-3, 7.375%, 12/01/12         12/02 at 102       A-        4,439,960

   2,720,000   City of Minnetonka, Minnesota, Multifamily Housing Revenue Refunding Bonds,
                  Series 1994A (GNMA Collateralized Mortgage Loan-Brier Creek Project),
                  6.450%, 6/20/24                                                           6/04 at 102      AAA        2,875,394

               MISSISSIPPI - 1.2%

   1,875,000   Mississippi Educational Facilities Authority, For Private Nonprofit Institutions of Higher
                  Learning, Educational Facilities Revenue Bonds (Tougaloo College Project), 1993
                  Series A, 6.500%, 6/01/18                                                 6/03 at 102     Baa3        1,991,063

   2,000,000   Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds,
                  Senior Series 1993-B, 5.800%, 9/01/06 (Alternative Minimum Tax)           9/02 at 102      Aaa        2,076,260

   3,000,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 1995B,
                  6.550%, 4/01/21 (Alternative Minimum Tax)                                 4/05 at 102      Aaa        3,159,090

   1,775,000   Mississippi Housing Finance Corporation, Single Family Mortgage Purchase Revenue Bonds,
                  Series 1989 (GNMA Mortgage-Backed Securities Program), 8.250%, 10/15/18
                  (Alternative Minimum Tax)                                                10/99 at 102      Aaa        1,874,223

   1,695,000   Mississippi Regional Housing Authority No. V, Multifamily Housing Revenue Refunding
                  Bonds, Series 1993A (FHA Insured Mortgage Loan - Deville Apartments Section 8
                  Assisted Project), 7.050%, 7/01/21                                        7/00 at 105      AAA        1,807,192

               NEBRASKA - 2.0%

   9,000,000   Nebraska Higher Education Loan Program, Inc., 1993-1 Series A-2 Senior Notes,
                  6.250%, 6/01/18 (Alternative Minimum Tax)                                No Opt. Call       Aa        9,515,970

   1,090,000   Nebraska Investment Finance Authority, Single Family Mortgage Revenue Bonds,
                  1988 Series 1, 8.125%, 8/15/38 (Alternative Minimum Tax)                  8/98 at 102      Aaa        1,128,532

               Airport Authority of the City of Omaha (Nebraska), Airport
               Facilities Revenue Refunding Bonds, Series 1991:
   1,665,000      8.375%, 1/01/14 (Pre-refunded to 1/01/02)                                 1/02 at 102       A1        1,947,234
   5,075,000      8.375%, 1/01/14                                                           1/02 at 102       A1        5,831,429

               NEVADA - 0.8%

   1,725,000   Nevada Housing Division, Single Family Program Senior Bonds, 1993 Issue B,
                  6.200%, 10/01/15                                                          4/04 at 102      Aa2        1,792,430

   4,500,000   Clark County School District, Nevada, General Obligation (Limited Tax), School
                  Improvement Bonds (Current Coupon Bonds), Series 1991A, 7.000%, 6/01/10  No Opt. Call      Aaa        5,398,335

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               NEW HAMPSHIRE - 0.7%

$  3,660,000   New Hampshire Housing Finance Authority, Single Family Residential Mortgage
                  Bonds, 1990 Series A, 7.950%, 7/01/22 (Alternative Minimum Tax)           7/00 at 102       Aa     $  3,869,059

   1,950,000   New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition
                  Revenue Bonds, 1996 Series C, 6.200%, 7/01/16 (Alternative Minimum Tax)   1/07 at 102      Aa3        2,032,817

               NEW MEXICO - 0.4%

     570,000   New Mexico Educational Assistance Foundation, Student Loan Revenue Bonds,
                  1992 Series One, Student Loan Revenue Bonds, Subordinate 1992 Series One-B,
                  6.850%, 12/01/05 (Alternative Minimum Tax)                               12/02 at 101        A          609,319

   2,660,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase
                  Refunding Senior Bonds, 1992 Series A, 6.900%, 7/01/24                    7/02 at 102     Aaa1        2,807,577

               NEW YORK - 8.8%

  10,500,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing
                  Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22   8/02 at 102      AAA       11,158,560
   8,240,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                  FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%, 2/15/21        2/04 at 102      AAA        8,864,839

   7,500,000   New York State Thruway Authority, General Revenue Bonds, Series C,
                  6.000%, 1/01/15                                                           1/05 at 102      Aaa        7,983,075

   1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series A,
                  7.000%, 8/01/04                                                          No Opt. Call     Baa1        1,126,700

   3,500,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series B,
                  6.750%, 8/15/03                                                          No Opt. Call     Baa1        3,867,115

  14,310,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,
                  6.500%, 2/01/05                                                          No Opt. Call     Baa1       15,728,264

               The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
   2,360,000      9.500%, 8/01/02 (Pre-refunded to 8/01/01)                             8/01 at 101 1/2      Aaa        2,823,457
   2,040,000      9.500%, 8/01/02                                                       8/01 at 101 1/2     Baa1        2,403,548

  25,000,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue
                  Bonds, Fiscal 1997 Series B, 5.750%, 6/15/29 (DD)                         6/07 at 101       A2       25,678,250

               NORTH CAROLINA - 0.2%

   2,000,000   North Carolina Municipal Power Agency Number 1, Catawaba Electric Revenue
                  Bonds, Series 1992, 6.000%, 1/01/11                                      No Opt. Call      Aaa        2,209,400

               NORTH DAKOTA - 1.1%

   8,245,000   Mercer County, North Dakota, Pollution Control Revenue Bonds (Basin Electric
                  Power Cooperative-Antelope Valley Station), 1984 Series B, 7.000%, 1/01/191/99 at 103        A        8,680,254

   1,245,000   City of Minot, North Dakota, Single Family Mortgage Revenue Refunding Bonds,
                  Series 1993, 7.700%, 8/01/10                                              8/03 at 102       Aa        1,341,363

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               OHIO - 5.1%

$  3,960,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (GNMA
                  Mortgage-Backed Securities Programs), 1995 Series A-1, 6.300%, 9/01/17    3/05 at 102      AAA     $  4,200,372

  12,745,000   Ohio Housing Financing Agency, Single Family Mortgage Revenue Bonds (GNMA
                  Mortgage-Backed Securities Program), 1989 Series A, 7.650%, 3/01/29
                  (Alternative Minimum Tax)                                                 9/99 at 102      AAA       13,382,505

   4,500,000   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
                  Revenue Bonds, Series 1992 (Summa Health System Project),
                  6.250%, 11/15/07                                                         11/02 at 102       A3        4,834,575

   9,625,112   Bella Vista Housing Incorporated First Mortgage Revenue Bonds, Series 1981-A (FHA
                  Insured, Section 8 Assisted Project), 10.875%, 6/15/23                    7/98 at 105      N/R       10,434,199

   1,995,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue Bonds, Series 1994A
                  (FHA Insured Mortgage Loan-Hamilton Creek Apartments Project), 5.550%, 7/01/24
                  (Alternative Minimum Tax)                                                 1/05 at 103       Aa        1,956,736

   6,215,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan Revenue Bonds,
                  Series 1986A, 5.500%, 12/01/01 (Alternative Minimum Tax)                 No Opt. Call       A1        6,359,312

   4,370,000   City of Toledo, Ohio, General Obligation (Limited Tax), Various Purpose Improvement
                  Bonds, Series 1994, 5.750%, 12/01/09                                     12/04 at 102      Aaa        4,689,185

               OKLAHOMA - 0.4%

   3,340,000   Tulsa Industrial Authority Hospital Revenue and Refunding Bonds (Hillcrest Medical
                  Center Project), Series 1996, 6.500%, 6/01/09                             No Opt.Call      AAA        3,784,187

               OREGON - 0.3%

               State of Oregon Department of Administrative Services,
               Certificates of Participation, 1996 Series C:
   1,000,000      5.350%, 5/01/08                                                           5/06 at 101      Aaa        1,047,550
   1,500,000      5.400%, 5/01/09                                                           5/06 at 101      Aaa        1,564,065

               PENNSYLVANIA - 1.2%

   5,000,000   The Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Bonds, Series
                  of 1991, 7.000%, 7/15/10 (Pre-refunded to 7/15/01)                        7/01 at 100      Aaa        5,481,650

   5,400,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1995,
                  5.300%, 8/01/06                                                          No Opt. Call      Aaa        5,665,410

               SOUTH DAKOTA - 0.7%

   5,845,000   South Dakota Student Loan Assistance Corporation, 7.625%, 8/01/06 (Alternative
                  Minimum Tax)                                                              8/99 at 102      Aaa        6,144,089

               TENNESSEE - 0.3%

   2,400,000   Tennessee Housing Development Agency, Mortgage Finance Program Bonds, 1994 Series A,
                  6.900%, 7/01/25 (Alternative Minimum Tax)                                 7/04 at 102       A1        2,559,072

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               TEXAS - 5.0%

$  4,765,517   General Services Commission (an Agency of the State of Texas), as Lessee, Participation
                  Interests, 7.500%, 9/01/22                                            9/99 at 101 1/2        A     $  5,133,367

   8,500,000   Texas Turnpike Authority, Dallas North Tollway Revenue Bonds, Series 1990,
                  7.250%, 1/01/10 (Pre-refunded to 1/01/99)                                 1/99 at 102      Aaa        8,989,005

   1,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990,
                  (American Airlines, Inc. Project), 7.500%, 12/01/29
                  (Alternative Minimum Tax)                                                12/00 at 102     Baa2        1,090,140

   6,000,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American
                  Airlines, Inc. Revenue Bonds, Series 1990, 7.500%, 11/01/25 (Alternative
                  Minimum Tax)                                                             11/00 at 102     Baa2        6,530,640

               City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series 1991A:
   2,500,000      6.750%, 7/01/08 (Alternative Minimum Tax)                                 7/01 at 102      Aaa        2,725,125
   2,500,000      6.750%, 7/01/21 (Alternative Minimum Tax)                                 7/01 at 102      Aaa        2,702,175

   1,878,112   The Midland Housing Finance Corporation (Midland, Texas), Single Family Mortgage
                  Revenue Refunding, Series 1992A, 8.450%, 12/01/11                        11/05 at 103      Aaa        2,039,930

   2,215,000   North Texas Higher Educational Authority, Inc., Student Loan Revenue Bonds, Series
                  1993D, 6.300%, 4/01/09 (Alternative Minimum Tax)                          4/03 at 102        A        2,314,764

   3,410,000   Retama Development Corporation, Special Facilities Revenue Bonds (Retama Park
                  Racetrack Project), Series 1993, 8.750%, 12/15/12                        No Opt. Call      Aaa        4,706,175

   8,500,000   Travis County Health Facilities Development Corporation, Hospital Revenue Bonds
                  (Daughters of Charity National Health System - Daughters of Charity Health
                  Services of Austin), Series 1993B, 6.000%, 11/15/22                      11/03 at 102      Aa2        8,974,555

               UTAH - 1.6%

   8,000,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds, Series 1996A,
                  6.150%, 7/01/14                                                           7/06 at 102       A1        8,595,200

   6,000,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1997 Series B,
                  5.750%, 7/01/19                                                           7/07 at 102      Aaa        6,232,200

               VIRGINIA - 0.3%

   2,645,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing Revenue Refunding
                  Bonds, Series 1994 (Chase Heritage at Dulles Project), 7.000%, 7/01/24
                  (Mandatory put 7/01/04)                                                   7/02 at 104     Baa2        2,896,063

               WASHINGTON - 9.6%

   4,500,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1993A, 5.750%, 7/01/13                                      7/03 at 102      Aa1        4,625,865
  23,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue
                  Bonds, Series 1993C, 5.375%, 7/01/15                                      7/03 at 102      Aa1       22,778,280

   4,845,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue
                  Bonds, Series 1989A, 7.500%, 7/01/15 (Pre-refunded to 7/01/99)            7/99 at 102      Aaa        5,206,534

   Principal                                                                              Optional Call                    Market
      Amount   Description                                                                  Provisions*      Ratings**      Value
               WASHINGTON - continued

$  3,580,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue
                  Bonds, Series 1990C, 7.625%, 7/01/10 (Pre-refunded to 1/01/01)            1/01 at 102      Aaa     $  4,000,793

   7,250,000   Washington Public Power Supply System Nuclear Project No. 2 Refunding Revenue
                  Bonds, Series 1992A, 6.250%, 7/01/12                                      7/02 at 102      Aa1        7,781,570

   6,475,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue,
                  Series 1990-A, 7.250%, 7/01/06                                           No Opt. Call      Aa1        7,598,413

  10,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1993B, 7.000%, 7/01/09                                     No Opt. Call      Aa1       11,765,400

   2,380,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1989B, 5.500%, 7/01/17                                      1/00 at 100      Aa1        2,354,439

   9,655,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue
                  Bonds, Series 1993C, 5.000%, 7/01/05                                     No Opt. Call      Aaa        9,870,210

   4,705,000   City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 1994 Series B,
                  8.000%, 12/01/08                                                          No Opt.Call      Aaa        6,038,868

   5,505,000   Housing Authority of the City of Vancouver Revenue Bonds, 1993 Series B, (Fishers Mill
                  Project), (Junior Lien Bonds), 6.000%, 3/01/23                           No Opt. Call       Aa        5,739,568

               WEST VIRGINIA - 0.1%

     610,000   West Virginia Housing Development Fund, Housing Finance Bonds, 1990 Series A,
                  7.950%, 5/01/17 (Alternative Minimum Tax)                                11/00 at 102      Aaa          619,351

               WISCONSIN - 0.1%

     635,000   Wisconsin Housing and Economic Development Authority, Home Improvement Revenue
                  Bonds, 1992 Series A, 7.000%, 5/01/10 (Alternative Minimum Tax)           5/02 at 102       A1          671,208

               PUERTO RICO - 1.6%

  12,390,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997 (General Obligation
                  Bonds), 6.500%, 7/01/13                                                  No Opt. Call      Aaa       14,442,891

$815,698,977   Total Investments - (cost $821,277,102) - 96.1%                                                        870,326,938
============
               Other Assets Less Liabilities - 3.9%                                                                    35,437,225
               ------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                     $905,764,163
               ==================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

(DD) Portion of security was purchased on a delayed delivery basis (note 1).

Statement of Net Assets
October 31, 1997
                                                                Premium Income     Premium Income 2     Premium Income 4
ASSETS
Investments in municipal securities, at market
   value (note 1)                                               $1,406,730,333       $  911,201,008       $  870,326,938

Temporary investments in short-term municipal
   securities, at amortized cost, which
   approximates market value (note 1)                               28,000,000           15,800,000                 --

Cash                                                                   169,353               19,449            2,185,872

Receivables:
   Interest                                                         27,351,287           17,088,000           17,336,811
   Investments sold                                                  1,529,736            3,483,663           35,437,115

Other assets                                                           562,383               10,418               31,810
                                                                --------------       --------------       --------------

      Total assets                                               1,464,343,092          947,602,538          925,318,546
                                                                --------------       --------------       --------------

LIABILITIES
Payable for investments purchased                                    8,748,955                 --             15,839,718

Accrued expenses:
   Management fees (note 6)                                            749,724              498,001              478,551
   Other                                                               158,099              277,547              363,216

Preferred share dividends payable                                      147,167               83,080               97,922

Common share dividends payable                                       4,879,585            3,156,662            2,774,976
                                                                --------------       --------------       --------------

      Total liabilities                                             14,683,530            4,015,290           19,554,383
                                                                --------------       --------------       --------------
Net assets (note 7)                                             $1,449,659,562       $  943,587,248       $  905,764,163
                                                                ==============       ==============       ==============

Preferred shares, at liquidation value                          $  475,000,000       $  300,000,000       $  308,400,000
                                                                ==============       ==============       ==============

Preferred shares outstanding                                            19,000               12,000               12,336
                                                                ==============       ==============       ==============

Common shares outstanding                                           63,785,431           40,731,119           40,808,465
                                                                ==============       ==============       ==============

Netasset value per Common share outstanding (net assets
   less Preferred shares at liquidation
   value, divided by Common shares outstanding)                 $        15.28       $        15.80       $        14.64
                                                                ==============       ==============       ==============


See accompanying notes to financial statements.

Statement of Operations
Year ended October 31, 1997
                                                               Premium Income    Premium Income 2    Premium Income 4
INVESTMENT INCOME
Tax-exempt interest income (note 1)                               $82,598,381         $55,515,353         $51,252,546
                                                                  -----------         -----------         -----------

EXPENSES
   Management fees (note 6)                                         8,134,838           5,775,980           5,551,306
   Preferred shares - auction fees                                    848,896             751,883             772,937
   Preferred shares - dividend disbursing agent fees                   33,654              56,148              97,535
   Shareholders' servicing agent fees and expenses                    244,753              82,030             119,514
   Custodian's fees and expenses                                      157,844             122,597             123,947
   Directors' fees and expenses (note 6)                               31,633               6,649               6,391
   Professional fees                                                   77,046              23,348              23,015
   Shareholders' reports - printing and mailing expenses              220,563             180,754             188,176
   Stock exchange listing fees                                         53,793              35,537              35,600
   Investor relations expense                                         113,372              68,838              71,897
   Other expenses                                                     102,592              45,860              40,384
                                                                  -----------         -----------         -----------

      Total expenses                                               10,018,984           7,149,624           7,030,702
                                                                  -----------         -----------         -----------
Net investment income                                              72,579,397          48,365,729          44,221,844
                                                                  -----------         -----------         -----------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment
   transactions (notes 1 and 4)                                     4,421,843           4,884,470           3,879,483
Net change in unrealized appreciation or
   depreciation of investments                                     19,245,861          21,383,160          19,479,315
                                                                  -----------         -----------         -----------
Net gain from investments                                          23,667,704          26,267,630          23,358,798
                                                                  -----------         -----------         -----------
Net increase in net assets from operations                        $96,247,101         $74,633,359         $67,580,642
                                                                  ===========         ===========         ===========

See accompanying notes to financial statements

Statement of Changes in Net Assets
                                                         Premium Income                       Premium Income 2
                                                     Year ended         Year ended         Year ended          Year ended
                                                       10/31/97           10/31/96           10/31/97            10/31/96
OPERATIONS
Net investment income                           $    72,579,397    $    73,868,581    $    48,365,729     $    48,572,138
Net realized gain from investment
   transactions (notes 1 and 4)                       4,421,843          1,864,659          4,884,470           4,115,140
Net change in unrealized appreciation or
   depreciation of investments                       19,245,861         (8,027,802)        21,383,160           6,744,631
                                                ---------------    ---------------    ---------------     ---------------
Net increase in net assets from operations           96,247,101         67,705,438         74,633,359          59,431,909
                                                ---------------    ---------------    ---------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                              (59,703,177)       (61,521,076)       (38,015,000)        (37,757,770)
   Preferred shareholders                           (12,807,342)       (12,507,980)       (10,633,759)        (10,618,502)
From accumulated net realized gains from
  investment transactions:
   Common shareholders                               (1,862,537)        (3,157,383)              --                  --
   Preferred shareholders                                  --                 --                 --                  --
                                                ---------------    ---------------    ---------------     ---------------
Decrease in net assets from distributions
   to shareholders                                  (74,373,056)       (77,186,439)       (48,648,759)        (48,376,272)
                                                ---------------    ---------------    ---------------     ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Preferred shares -- net proceeds from
   sale of shares                                   123,593,750               --                 --                  --
                                                ---------------    ---------------    ---------------     ---------------
Net increase in net assets from capital
   share transactions                               123,593,750               --                 --                  --
                                                ---------------    ---------------    ---------------     ---------------
Net increase (decrease) in net assets               145,467,795         (9,481,001)        25,984,600          11,055,637
Net assets at beginning of year                   1,304,191,767      1,313,672,768        917,602,648         906,547,011
                                                ---------------    ---------------    ---------------     ---------------

Net assets at end of year                       $ 1,449,659,562    $ 1,304,191,767    $   943,587,248     $   917,602,648
                                                ===============    ===============    ===============     ===============

Balance of undistributed net investment
   income at end of year                        $       756,402    $       687,524    $     2,076,316     $     2,359,346
                                                ===============    ===============    ===============     ===============

                                                                       Premium Income 4
                                                                 Year ended           Year ended
                                                                   10/31/97             10/31/96
OPERATIONS
Net investment income                                         $  44,221,844        $  44,783,671
Net realized gain from investment
   transactions (notes 1 and 4)                                   3,879,483            3,382,309
Net change in unrealized appreciation or
   depreciation of investments                                   19,479,315            4,202,791
                                                              -------------        -------------
Net increase in net assets from operations                       67,580,642           52,368,771
                                                              -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                          (33,488,322)         (33,267,660)
   Preferred shareholders                                       (10,890,755)         (10,875,395)
From accumulated net realized gains from
  investment transactions:
   Common shareholders                                                 --                   --
   Preferred shareholders                                              --                   --
                                                              -------------        -------------
Decrease in net assets from distributions
   to shareholders                                              (44,379,077)         (44,143,055)
                                                              -------------        -------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Preferred shares -- net proceeds from
   sale of shares                                                      --                   --
                                                              -------------        -------------
Net increase in net assets from capital
   share transactions                                                  --                   --
                                                              -------------        -------------
Net increase (decrease) in net assets                            23,201,565            8,225,716
Net assets at beginning of year                                 882,562,598          874,336,882
                                                              -------------        -------------

Net assets at end of year                                     $ 905,764,163        $ 882,562,598
                                                              =============        =============

Balance of undistributed net investment
   income at end of year                                      $   1,473,421        $   1,630,654
                                                              =============        =============

See accompanying notes to financial statements.

Notes to Financial Statements

1. GENERAL INFORMATION AND SIGNI1/2CANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At October 31, 1997, Premium Income 4 had a delayed delivery purchase commitment of $5,279,407. There were no such purchase commitments in either of the other two funds.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended October 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                           Premium Income     Premium Income 2    Premium Income 4
Number of shares:
   Series M                         3,800                2,000               2,200
   Series T                         3,800                3,000               2,000
   Series T2                           --                   --               1,328
   Series W                         3,800                2,000               1,680
   Series Th                        3,800                3,000               2,000
   Series F                         3,800                2,000               1,800
   Series F2                           --                   --               1,328
                                   ------               ------              ------
Total                              19,000               12,000              12,336
                                   ======               ======              ======

Effective August 12, 1997, the terms of Premium Income's preferred stock were amended, whereby the Fund's preferred shares were converted from Remarketed Preferred (dividend rates established primarily every 28 days by a remarketing process) to MuniPreferred (dividend rates established every seven days by a "Dutch auction" process), as approved by shareholders on August 6, 1997. In addition, the fund issued an additional 5,000 preferred shares, comprising 1,000 shares each of Series M, T, W, Th and F between September 30, 1997 and October 6, 1997.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
There were no common share transactions during the fiscal years ended October 31, 1997, or October 31, 1996, in any of the Funds. Premium Income issued 5,000 additional preferred shares, comprising 1,000 shares of each Series M, T, W, Th and F, during the fiscal year ended October 31, 1997.


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On November 3, 1997, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid December 1, 1997, to shareholders of record on November 15, 1997, as follows:

                                   Premium Income       Premium Income 2    Premium Income 4
Dividend per share                 $.0740               $.0775              $.0680
                                   ======               ======              ======

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended October 31, 1997, were as follows:

                                             Premium Income       Premium Income 2    Premium Income 4
Purchases:
   Investments in municipal securities       $239,260,877         $171,878,322        $230,810,572
   Temporary municipal investments            205,475,000           87,900,000          62,540,000

Sales and Maturities:
   Investments in municipal securities        134,857,047          186,769,225         247,967,668
   Temporary municipal investments            177,575,000           75,100,000          62,540,000
                                             ============         ============        ============

At October 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1997, Premium Income 4 had unused capital loss carryforwards of $17,365,717 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $16,344 of the carryforwards will expire in the year 2001, $12,137,697 will expire in the year 2002 and $5,211,676 will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1997, were as follows:

                                         Premium Income     Premium Income 2    Premium Income 4
Gross unrealized:
   appreciation                             $66,911,783          $71,462,891         $49,121,192
   depreciation                                 (12,028)                  --             (71,356)
                                            -----------          -----------         -----------
Net unrealized appreciation                 $66,899,755          $71,462,891         $49,049,836
                                            ===========          ===========         ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average daily net asset value                           Management fee
For the first $125 million                              .6500 of 1%
For the next $125 million                               .6375 of 1
For the next $250 million                               .6250 of 1
For the next $500 million                               .6125 of 1
For the next $1 billion                                 .6000 of 1
For net assets over $2 billion                          .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1997, net assets consisted of:

                                                    Premium Income       Premium Income 2       Premium Income 4
Preferred shares, $25,000 stated value per
   share, at liquidation value                      $  475,000,000         $  300,000,000         $  308,400,000
Common shares, $.01 par value per share                    637,854                407,311                408,085
Paid-in surplus                                        901,946,522            565,414,366            563,798,538
Balance of undistributed net investment income             756,402              2,076,316              1,473,421
Accumulated net realized gain (loss) from
   investment transactions                               4,419,029              4,226,364            (17,365,717)
Net unrealized appreciation of investments              66,899,755             71,462,891             49,049,836
                                                    --------------         --------------         --------------
   Net assets                                       $1,449,659,562         $  943,587,248         $  905,764,163
                                                    ==============         ==============         ==============

Authorized shares:
   Common                                              200,000,000            200,000,000            200,000,000
   Preferred                                             1,000,000              1,000,000              1,000,000
                                                    ==============         ==============         ==============

8. INVESTMENT COMPOSITION
Each Fund invests in municipal securities which include general obligation, escrowed and rev -enue bonds. At October 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                              Premium Income     Premium Income 2    Premium Income 4
Revenue Bonds:
   Housing Facilities                    15%                  22%                 20%
   Utilities                             10                    1                  12
   Health Care Facilities                 7                    7                  12
   Transportation                         8                    9                   9
   Pollution Control Facilities           7                    5                   4
   Water / Sewer Facilities               5                    2                   7
   Educational Facilities                 5                    2                   6
   Lease Rental Facilities                2                    5                   1
   Industrial Development                 3                   --                   1
   Other                                  8                    8                   2
General Obligation Bonds                 10                   20                  13
Escrowed Bonds                           20                   19                  13
                                        ---                  ---                 ---
                                        100%                 100%                100%
                                        ===                  ===                 ===

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (52% for Premium Income, 39% for Premium Income 2, and 39% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

9. OTHER MATTERS
In June 1997, the federal district court in Chicago approved the settlement of litigation pending and a similar lawsuit (dismissed in December 1996) which was pending in state court in Hennepin County, Minnesota, against John Nuveen & Co., Incorporated, Nuveen Advisory Corp., current and former directors of two of the Nuveen exchange-traded investment companies, Nuveen Municipal Value Fund, Inc. and Nuveen Premium Income Municipal Fund, Inc., inside counsel to Nuveen & Co. (collectively the "Nuveen Defendants") and the two Funds' former outside legal counsel, making various allegations with respect to the two Funds' January 1994 rights offerings. The settlement, which in no way constitutes an admission of liability by any defendant, was approved by the court in July 1997.

Financial Highlights

Selected data for a common share outstanding throughout each period is as follows:
                                                                                 Dividends from tax-exempt
                                                Operating performance              net investment income
                                            -------------------------------     --------------------------
                              Net asset                        Net realized
                                  value            Net       and unrealized
                              beginning     investment          gain (loss)        To Common  To Preferred
                              of period         income     from investments     Shareholders Shareholders+
Premium Income

Year ended 10/31:
    1997                         $14.96          $1.14               $  .37          $ (.94)      $(.20)
    1996                          15.11           1.16                 (.09)           (.97)       (.20)
    1995                          14.14           1.24                 1.01           (1.06)       (.22)
    1994                          16.30           1.26                (2.02)***       (1.17)       (.16)
    1993                          15.79           1.43                  .61           (1.36)       (.17)
Five months ended
    10/31/92                      15.76            .60                  .03            (.52)       (.08)
Year ended 5/31:
    1992                          15.18           1.49                  .50           (1.14)       (.27)
    1991                          14.60           1.50                  .54           (1.08)       (.38)
    1990                          14.72           1.51                 (.12)          (1.08)       (.43)
7/18/88 to
    5/31/89                       14.05           1.10                  .75            (.75)       (.27)
Premium Income 2
Year ended 10/31:
    1997                          15.16           1.18                  .65            (.93)        (.26)
    1996                          14.89           1.19                  .27            (.93)        (.26)
    1995                          13.03           1.20                 1.88            (.92)        (.30)
    1994                          15.60           1.18                (2.53)           (.94)        (.24)
    1993                          13.57           1.14                 2.19            (.91)        (.25)
7/23/92 to
    10/31/92                      14.05            .16                 (.54)           (.08)          --
Premium Income 4
Year ended 10/31:
    1997                          14.07           1.08                  .58            (.82)        (.27)
    1996                          13.87           1.10                  .19            (.82)        (.27)
    1995                          12.09           1.10                 1.81            (.84)        (.29)
    1994                          14.87           1.07                (2.76)           (.84)        (.20)
2/19/93 to
    10/31/93                      14.05            .51                  .97            (.42)        (.07)

                               Distributions from
                                  capital gains
                           --------------------------
                                                       Organization and
                                                      offering costs and                         Per common
                                                         Preferred share           Net asset          share
                              To Common  To Preferred       underwriting               value   market value
                           Shareholders  Shareholders+         discounts       end of period  end of period
Premium Income

Year ended 10/31:
    1997                         $(.03)            $--             $(.02)             $15.28       $14.6250
    1996                          (.05)             --                --               14.96        14.5000
    1995                             --             --                --               15.11        14.3750
    1994                          (.07)             --                --               14.14        13.2500
    1993                             --             --                --               16.30        17.7500
Five months ended
    10/31/92                         --             --                --               15.79        15.8750
Year ended 5/31:
    1992                             --             --                --               15.76        16.2500
    1991                             --             --                --               15.18        15.3750
    1990                             --             --                --               14.60        15.0000
7/18/88 to
    5/31/89                          --             --              (.16)              14.72        14.8750
Premium Income 2
Year ended 10/31:
    1997                             --             --                --               15.80        15.5000
    1996                             --             --                --               15.16        14.1250
    1995                             --             --                --               14.89        13.1250
    1994                           (.03)          (.01)               --               13.03        11.3750
    1993                             --             --              (.14)              15.60        14.8750
7/23/92 to
    10/31/92                         --             --              (.02)              13.57        13.3750
Premium Income 4
Year ended 10/31:
    1997                             --             --                --               14.64        13.6875
    1996                             --             --                --               14.07        12.6880
    1995                             --             --                --               13.87        12.1250
    1994                           (.03)          (.01)             (.01)              12.09        10.7500
2/19/93 to
    10/31/93                         --             --              (.17)              14.87        14.2500

                                                                                  Ratios/Supplemental data
                                                                  --------------------------------------------------------
                                                                                               Ratio of net
                                  Total                                              Ratio of    investment
                             investment    Total return               Net assets  expenses to     income to      Portfolio
                              return on      on net end                of period      average       average       turnover
                         market value**   asset value**           (in thousands) net assets++  net assets++           rate
Premium Income

Year ended 10/31:
    1997                           7.81%          8.89%               $1,449,660         .76%         5.51%            10%
    1996                           8.24           5.92                 1,304,192         .75          5.67             16
    1995                          16.88          14.84                 1,313,673         .76          6.13             12
    1994                         (19.13)         (5.88)                1,252,208         .77          6.08             15
    1993                          20.96          12.33                 1,213,064         .79          6.28             11
Five months ended
    10/31/92                        .73           3.46                 1,173,329         .78*         6.33*             2
Year ended 5/31:
    1992                          13.32          11.72                 1,167,042         .66          6.71              2
    1991                          10.14          11.88                 1,127,103         .65          6.97              1
    1990                           8.39           6.74                 1,090,365         .65          6.98              4
7/18/88 to
    5/31/89                        4.38          10.44                 1,089,152         .62*         6.92*             7
Premium Income 2
Year ended 10/31:
    1997                          16.76          10.72                   943,587         .77          5.23             19
    1996                          14.94           8.28                   917,603         .77          5.34             24
    1995                          24.22          22.06                   906,547         .77          5.60             27
    1994                         (17.76)        (10.64)                  830,600         .76          5.41             26
    1993                          18.47          22.31                   835,582         .73          5.19             20
7/23/92 to
    10/31/92                     (10.38)         (2.89)                  552,570         .73*         4.77*            12
Premium Income 4
Year ended 10/31:
    1997                          14.70          10.20                   905,764         .79          4.98             26
    1996                          11.57           7.53                   882,563         .79          5.11             20
    1995                          21.32          22.41                   874,337         .80          5.35             32
    1994                         (19.12)        (13.29)                  801,617         .88          5.15             47
2/19/93 to
    10/31/93                      (2.13)          8.94                   431,437         .82*         4.04*            10

*   Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

*** Includes ($.187) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

FUND INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

(continued from inside front cover)
before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at (800) 257-8787.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to help ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286



(800) 257-8787
www.nuveen.com


FAN-5.10.97